Exhibit 10.9.1

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                      SAFETY COMPONENTS INTERNATIONAL, INC.
                           DEFERRED COMPENSATION PLAN

  (an amendment and restatement of the Safety Components International Inc. Key
                      Employee Share Option Plan (KEYSOP))

                        Originally adopted June 17, 2002
                 Amended and restated effective January 1, 2005

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                            (C) 2005 Optcapital, LLC
     Cascade(SM) Plan, Cascade(SM) Deferral Plan, Cascade(SM) Option Plan, Cascade(SM) Contribution Annuity, Cascade(SM) Payment Annuity and 409A Cascadesm
                     Plan are service marks of Optcapital.

    Optcapital invented, and has a patent pending on, the Cascade(SM) Program

Optcapital does not engage in the practice of law or accounting. Please consult legal counsel and accountants regarding tax, legal and accounting issues.
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                                Table of Contents

ARTICLE 1.  ESTABLISHMENT AND PURPOSE ......................................   1
   1.1    Establishment ....................................................   1
   1.2    Purpose ..........................................................   1
ARTICLE 2.  REFERENCES, CONSTRUCTION AND DEFINITIONS .......................   1
   2.1    References and Construction ......................................   1
   2.2    Definitions ......................................................   1

     (a)    Definitions Dealing with Authority ............................    2
        409A Regulations ..................................................    2
        Anti-Acceleration Rules ...........................................    2
        Code ..............................................................    2
        ERISA .............................................................    2
        Initial Deferral Rules ............................................    2
        Permissible Distribution Rules ....................................    2
        Subsequent Election Rules .........................................    2
        Treasury Regulations ..............................................    2
     (b)    Definitions Dealing with Entities and Constructs ..............    2
        Accountholder .....................................................    2
        Administrator .....................................................    2
        Affiliate .........................................................    3
        Allocator .........................................................    3
        Benefits Review Committee .........................................    3
        Class .............................................................    3
        Class Appendix ....................................................    3
        Class Eligible Employee ...........................................    3
        Class Rules .......................................................    3
        Committee .........................................................    3
        Company ...........................................................    3
        Contribution Cascade Class ........................................    4
        Designated Beneficiary ............................................    4
        Employee ..........................................................    4
        Governing Body ....................................................    5
        Independent Contractor ............................................    5
        Participant .......................................................    5
        Participating Company .............................................    5
        Person ............................................................    5
        Plan ..............................................................    5
        Service Provider ..................................................    5
        Service Recipient .................................................    6
        Transferee-Accountholder ..........................................    6
        Trust .............................................................    6
     (c)    Definitions Dealing with Deferrals of Compensation ............    6
        Account Balance Plan ..............................................    6
        Calendar Year Compensation ........................................    6
        Compensation Plan .................................................    6
        Contribution ......................................................    7
        Current Compensation ..............................................    7
        Customarily Late-Paid Compensation ................................    7
        Deferred Compensation .............................................    7
        Eligible Compensation .............................................    7
        Enforceable Compensation ..........................................    8

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        Equity-Based Compensation that Is Not Deferred Compensation .......    9
        Equity-Based Plan .................................................    9
        Event .............................................................    9
        Fiscal Year Eligible Compensation .................................    9
        Foreign Arrangements that Are Not Deferred Compensation ...........    9
        Initial Deferral Election .........................................   10
        Initial Deferral Election Deadline ................................   10
        Maximum Annual Deferral Amount ....................................   10
        Minimum Annual Deferral Amount ....................................   10
        Nonaccount Balance Plan ...........................................   10
        Nonqualified Deferred Compensation ................................   11
        Nonqualified Deferred Compensation Plan ...........................   11
        Participant Deferral Contributions ................................   11
        Participating Company Contributions ...............................   11
        Partnership Arrangements that Are Not Deferred Compensation .......   12
        Performance-Based Compensation ....................................   12
        Performance Period ................................................   13
        Separation Pay Arrangements .......................................   13
        Separation Pay Arrangements that are not Deferred Compensation ....   13
        Separation Pay Plan ...............................................   13
        Service Year ......................................................   13
        Short-Term Deferrals ..............................................   14
        Substantial Risk of Forfeiture ....................................   15
        Transfers of Restricted Property that Are Not Deferred Compensation   15
     (d)    Definitions Dealing with Account Accumulation .................   15
        Account ...........................................................   15
        Adjustment ........................................................   16
        Administration Fee ................................................   16
        Administration Fee Ratio ..........................................   16
        Aggregate Values of Underlying Security or AVUS ...................   16
        Allocation ........................................................   16
        Allocation Election ...............................................   16
        Allocator Change Date .............................................   16
        AVUS or Aggregate Values of Underlying Security ...................   16
        Balance ...........................................................   16
        Cash ..............................................................   17
        Cash Credit .......................................................   17
        Cash Debit ........................................................   17
        Cash Dividend .....................................................   17
        Cash Dividend Reinvestment ........................................   17
        Closed-End Fund or CEF ............................................   17
        Default Allocation ................................................   17
        Default Fixed Income Rate .........................................   17
        Earnings ..........................................................   17
        Event .............................................................   18
        Exchange-Traded Fund or ETF .......................................   18
        Existing Balance Reallocation Election or Reallocation Election ...   18
        Fee Adjustment ....................................................   18
        Fee Adjustment Date ...............................................   18
        Fixed Income Account or Fixed Income Payment Subaccount ...........   18
        Fixed Income Rate .................................................   19
        Fund ..............................................................   19
        Interest ..........................................................   19
        Investment Menu or Security Menu ..................................   19

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        Issuer ............................................................   19
        Liquidity Days ....................................................   19
        Lock In Event .....................................................   19
        Lock In Period ....................................................   19
        Lock In Period Cancellation .......................................   19
        Money Market Mutual Fund ..........................................   19
        Mutual Fund .......................................................   19
        Mutual Fund Family ................................................   20
        New Contribution Allocation .......................................   20
        New Contribution Allocation Default ...............................   20
        New Contribution Allocation Election ..............................   20
        Net Asset Value or NAV ............................................   20
        Non-Trading Mutual Fund ...........................................   20
        Other Security ....................................................   20
        Other Share .......................................................   20
        Payment Fee .......................................................   20
        Payment Fee Ratio .................................................   20
        Private Fund ......................................................   20
        Purchase Fair Market Value ........................................   20
        Reallocation ......................................................   21
        Reallocation Election or Existing Balance Reallocation Election ...   21
        Reallocation Fee ..................................................   21
        Reallocation Fee Ratio ............................................   21
        Recapitalization ..................................................   21
        Reinvestment ......................................................   21
        Sale Fair Market Value ............................................   21
        Security ..........................................................   21
        Security Classification ...........................................   22
        Security Hierarchy ................................................   22
        Security Menu or Investment Menu ..................................   22
        Security Menu Change ..............................................   22
        Share .............................................................   22
        Share Addition ....................................................   22
        Share Addition Suspension .........................................   22
        Share Dividend ....................................................   23
        Share Hold Period .................................................   23
        Share Liquidation .................................................   23
        Share Subtraction .................................................   23
        Share Transaction .................................................   23
        Share Transaction Date ............................................   23
        Share Value .......................................................   23
        Trading Mutual Fund ...............................................   24
        Underlying Security ...............................................   24
        Value of Underlying Security or VUS ...............................   24
        Variable Payment Subaccount .......................................   24
     (d)    Definitions Dealing with Vesting ..............................   24
        Forfeiture ........................................................   24
        Full Vesting Events ...............................................   24
        Months of Service .................................................   25
        Service ...........................................................   25
        Unvested ..........................................................   25
        Vested ............................................................   25
        Vested Percentage .................................................   25

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        Vesting Increase Date .............................................   25
        Vesting Schedule ..................................................   25
        Years of Service ..................................................   25
     (e)    Definitions Dealing with Benefit Payments .....................   25
        Authorized Leave of Absence .......................................   25
        Benefit ...........................................................   26
        Benefit Payment ...................................................   26
        Change in Control .................................................   26
        Change in Effective Control .......................................   27
        Change in Ownership ...............................................   28
        Change in Ownership of Substantial Assets .........................   29
        Contribution Cascade Annuity ......................................   30
        Deferred Retirement ...............................................   30
        Disability ........................................................   30
        Disability Retirement .............................................   31
        Early Retirement ..................................................   31
        Early Retirement Age ..............................................   31
        Event .............................................................   31
        Fixed Date Payment Trigger ........................................   31
        Indeterminable Payment Trigger ....................................   31
        Indeterminable Payment Trigger Override ...........................   31
        Mandatory Indeterminable Payment Trigger ..........................   31
        Normal Retirement .................................................   32
        Normal Retirement Age .............................................   32
        Payment Amount ....................................................   32
        Payment Commencement Date .........................................   32
        Payment Date ......................................................   32
        Payment Fee .......................................................   32
        Payment Fee Ratio .................................................   32
        Payment Frequency .................................................   32
        Payment Method ....................................................   32
        Payment Subaccounts ...............................................   32
        Payment Trigger ...................................................   32
        Payment Trigger Date ..............................................   33
        Permissible Distribution Events ...................................   33
        Postponement ......................................................   33
        Postponement Date .................................................   33
        Postponement Election .............................................   33
        Postponement Election Deadline ....................................   33
        Pre-Separation Death ..............................................   33
        Post-Separation Death .............................................   33
        Retirement ........................................................   33
        Separation from Service ...........................................   34
        Severance .........................................................   34
        Termination of Employment .........................................   34
        Unforeseeable Emergency ...........................................   35
        Voluntary Indeterminable Payment Trigger ..........................   35
     (f)    Definitions Dealing with Benefit Ownership ....................   36
        Assignment ........................................................   36
        Beneficiary Designation ...........................................   36
        Gift ..............................................................   36
     (g)    Definitions Dealing with Timing ...............................   36
        Business Day ......................................................   36
        Effective Date ....................................................   36

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        Registration ......................................................   36
        Registration Cutoff Time ..........................................   36
        Registration Date .................................................   36
        Regular Payroll Dates .............................................   36
ARTICLE 3.  ELIGIBILITY AND PARTICIPATION .................................   36
   3.1    Eligibility .....................................................   36
   3.2    Participation ...................................................   37
   3.3    Duration of Participation .......................................   37
   3.4    Initial Deferral Elections ......................................   37
     (a)    In General ....................................................   37
     (b)    Evergreen Elections ...........................................   37
     (c)    Minimum and Maximum ...........................................   37
   3.5    Participating Company Contributions .............................   38
ARTICLE 4.  CLASSES, ACCOUNTS AND PAYMENT SUBACCOUNTS .....................   38
ARTICLE 5.  VESTING .......................................................   38
ARTICLE 6.  ALLOCATIONS ...................................................   38
   6.1    The Security Menu ...............................................   38
   6.2    The Allocator ...................................................   38
   6.3    Contribution Allocations ........................................   38
   6.4    Reallocations ...................................................   39
ARTICLE 7.  BENEFIT PAYMENTS ..............................................   39
   7.1    Benefits ........................................................   39
   7.2    Postponement Elections ..........................................   39
     (a)    In General ....................................................   39
     (c)    Limit on Postponements ........................................   39
   7.3    Applicable Withholding ..........................................   39
   7.4    Trust ...........................................................   39
ARTICLE 8.  LOCK IN PERIOD ................................................   40
   8.1    Commencement of Lock In Period ..................................   40
   8.2    Cancellation of Lock In Period ..................................   40
ARTICLE 9.  VALUATION AND RECORD KEEPING ..................................   41
   9.1    Variable Payment Subaccounts ....................................   41
     (a)    Daily Data ....................................................   41
     (b)    Contributions .................................................   41
     (c)    New Contribution Allocation ...................................   41
     (d)    Reallocations .................................................   41
     (e)    Share Distributions ...........................................   43
        (1)  Cash Dividends and Reinvestments .............................   43
        (2)  Share Dividends ..............................................   43
        (3)  Recapitalizations ............................................   43
        (4)  Interest .....................................................   43
     (f)    Benefit Payments ..............................................   44
     (g)    Vesting and Forfeiture ........................................   44
     (h)    Administration Fees ...........................................   45
     (j)    Reallocation Fee ..............................................   46
     (k)    Benefit Payment Fee ...........................................   46
     (l)    Allocator .....................................................   47
   9.2    Fixed Income Payment Subaccounts ................................   47
     (a)    Daily Data ....................................................   47

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     (b)    Contributions .................................................   47
     (c)    Earnings ......................................................   47
     (d)    Benefit Payments ..............................................   47
     (e)    Vesting and Forfeiture ........................................   47
     (f)    Administration Fees ...........................................   48
ARTICLE 10.  ADMINISTRATION OF THE PLAN ...................................   48
   10.1   The Committee ...................................................   48
   10.2   Powers and Duties of the Administrator ..........................   48
   10.3   Agents ..........................................................   49
   10.5   Service of Process ..............................................   49
   10.6   Indemnity .......................................................   49
   10.7   Participating Company Information ...............................   49
ARTICLE 11.  DESIGNATION OF BENEFICIARIES .................................   49
   11.1   Beneficiary Designation .........................................   49
   11.2   Failure to Designate Beneficiary ................................   50
ARTICLE 12.  AMENDMENT OR TERMINATION OF THE PLAN .........................   50
   12.1   Right to Amend or Terminate Plan ................................   50
   12.2   Notice ..........................................................   50
ARTICLE 13.  GENERAL PROVISIONS AND LIMITATIONS ...........................   50
   13.1   No Funding Created ..............................................   50
   13.2   Nonalienation ...................................................   51
   13.3   Binding Effect ..................................................   52
   13.4   Merger or Consolidation .........................................   52
   13.5   Participant's Representations and Warranties ....................   52
   13.6   Claims Procedure ................................................   53
     (a)    Presentation of Claim .........................................   53
     (b)    Notification of Decision ......................................   53
     (c)    Review of a Denied Claim ......................................   53
     (d)    Decision on Review ............................................   54
     (e)    Legal Action ..................................................   54
   13.7   No Consequential Damages ........................................   54
   13.8   Arbitration .....................................................   54
   13.9   Indemnification .................................................   57
   13.10  Entire Plan .....................................................   57
ARTICLE 14.  WITHDRAWAL OF PARTICIPATING COMPANY ..........................   57
   14.1   Withdrawal of Participating Company .............................   57
   14.2   Effect of Withdrawal ............................................   57
Appendix A - General Information ..........................................   60
Appendix B - 409A Regime ..................................................   61
Salary Deferral Class Appendix ............................................   63
Bonus Deferral Class Appendix .............................................   66
Exhibit A - Initial Deferral Election .....................................   75
Exhibit B -- Postponement Election ........................................   76

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                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

1.1 Establishment. This plan was originally adopted by the Company as the Safety Components International, Inc. Key Employee Share Option Plan (KEYSOP) effective June 17, 2002. As of the Effective Date and subject to the provisions of Article 12, the Company hereby amends and restates the plan (as amended to date), which shall hereafter be named the "Safety Components International, Inc. Deferred Compensation Plan" (the "Plan").

1.2 Purpose. Under the Plan, the Participating Company provides certain Nonqualified Deferred Compensation to or on behalf of Participants.

               ARTICLE 2. REFERENCES, CONSTRUCTION AND DEFINITIONS

2.1   References and Construction

      (a) Unless otherwise indicated, all references to articles, sections and subsections shall be to this Plan document.

      (b) The Plan and all rights thereunder shall be construed and enforced in accordance with ERISA and, to the extent not preempted by ERISA, the laws of the State of South Carolina.

      (c) The Plan is intended to comply with Code Section 409A and the 409A Regulations, and the Plan's provisions shall be construed accordingly. Each reference to a Treasury Regulation shall be to the regulation in effect at the time, whether proposed, temporary or final.

      (d) The titles and captions preceding articles, sections and subsections of the Plan document have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision. When the context so requires, the singular includes the plural. All Appendices and Exhibits attached hereto are a part of this Plan document.

      (e) The term "Participating Company" shall be construed as if the Plan were solely the Plan of such Participating Company, unless the context plainly requires otherwise. Each Participating Company's Benefit liability under this Plan is solely the obligation of such Participating Company. In relation to a Participant, the Participating Company is the Service Recipient.

      (f)   All references to time are Greenville, South Carolina time.

2.2 Definitions. Whenever used herein and capitalized, the following terms shall have the respective meanings indicated unless the context plainly requires otherwise.

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      (a)   Definitions Dealing with Authority

            409A Regulations means any rulings, notices, regulations or other interpretations or rules promulgated by the United States Department of Treasury with regard to Code Section 409A.

            Anti-Acceleration   Rules  means  the  provisions  of  Code  Section
            409A(a)(3) and the 409A Regulations promulgated thereunder.

            Code means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

            ERISA means the Employee Retirement Income Security Act of 1974, as such law may be amended from time to time.

            Initial   Deferral  Rules  means  the  provisions  of  Code  Section
            409A(a)(4)(B) and the 409A Regulations promulgated thereunder.

            Permissible Distribution Rules means the provisions of Code Section 409A(a)(2) and the 409A Regulations promulgated thereunder.

            Subsequent Election Rules means the provisions of Code Section 409A(a)(4)(C) and the 409A Regulations promulgated thereunder.

            Treasury Regulations means regulations promulgated by the United States Department of Treasury, whether proposed, temporary or final. If the regulation is quoted or paraphrased herein and the regulation changes, the quote or paraphrase shall be construed to reflect such changes.

      (b)   Definitions Dealing with Entities and Constructs

            Accountholder means with respect to an Account the Person who is the beneficial owner of the Account's entitlements, including any rights the Account gives the Participant to receive Benefit Payments, to Allocate or Reallocate the Account's Underlying Securities, or to assign the Account. Accountholders include Participants who own one or more Accounts and Transferee-Accountholders who own one or more Accounts.

            Administrator means the Committee.

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            Affiliate means any Persons with whom the Participating  Company, as the Service Recipient, would be considered a single employer under Treasury Regulations ss. 1.409A-1(g), to wit:

                  Affiliates include each Person with whom the Participating Company would be considered a single employer under Code
                  Section 414(b) (employees of controlled group of corporations), and all Persons with whom the Participating Company would be considered a single employer under Code
                  Section 414(c) (employees of partnerships, proprietorships, etc., under common control).

            Allocator means with respect to an Account or Payment Subaccount, as the case may be, the Person that has the right to make an Allocation Election. Each Class Appendix shall specify the Allocator or Allocators with respect to Accounts or Payment Subaccounts of such Class.

            Benefits Review Committee means the Committee.

            Class means a class of Accounts whereby all Accounts identified as being of such Class have the same rules with respect to Contributions, Vesting, Earnings, Payment Triggers and Payment Methods. To create a Class, the Company adopts a Class Appendix that identifies the Class and sets forth the rules for the operation of Accounts maintained under such Class. The Company may establish as many Classes as it wishes. No two Classes shall have the same name.

            Class Appendix means with respect to each Class the appendix appended to this Plan document and which sets forth the Class Rules for such Class.

            Class Eligible Employee means with respect to a Class for a Service Year an Employee who is eligible to become a Participant in the Class.

            Class Rules means with respect to a Class the rules with respect to Contributions, Vesting, Earnings, Payment Triggers and Payment Methods as set forth in the Plan and the applicable Class Appendix.

            Committee means the Company's Administrative Committee, which initially shall consist of the Vice President of Human Resources, the Benefits & Compensation Manager and the Treasurer of the Company. The membership of the Committee may be changed from time to time by the Company at its discretion.

            Company  means  Safety  Components  International,   Inc.,  and  any
            successor thereto.

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            Contribution Cascade Class means a Class that provides for a Payment
            Method consisting of a Contribution Cascade Annuity. A Contribution Cascade Class Appendix sets forth the following Class Rules:

                  I.    Contribution Type

                        A. Participant Deferral Contributions

                           1. Eligible Compensation and Service Year

                              (a) Calendar Year Compensation

                              (b) Fiscal Year Compensation

                              (c) Performance-Based Compensation and Performance
                                  Period

                           2. Minimum Annual Deferral Amount

                           3. Maximum Annual Deferral Amount

                        B. Participating Company Contributions

                  II.   Contribution Cascade Annuity Variables

                        A. For Each Service Year, the Fixed Date Payment
                           Triggers

                           1. Payment Commencement Date

                           2. Payment Frequency

                        B. Indeterminable Payment Trigger Overrides, if any

                           1. Mandatory Indeterminable Payment Triggers, if any

                           2. Voluntary Indeterminable Payment Triggers, if any

                  III.  Vesting and Forfeiture

                        A. Vesting Schedule

                        B. Full Vesting Events, if any

                  IV.   Earnings

                        A. If Fixed Income, the Fixed Income Rate and the
                           Default Fixed Income Rate

                        B. If Variable, the Allocator and the Security Menu,
                           including the following with respect to each
                           Security:

                           1. New Contribution Allocation Default

                           2. Administration Fee Ratio

                           3. Payment Fee Ratio, if any

                           4. Reallocation Fee Ratio, if any

                           5. Security Classification

                           6. Reallocation Restrictions, if any

            Designated Beneficiary means the Person designated by an Accountholder pursuant to Article 11 to become the Accountholder of the Accounts owned by the Accountholder upon the death of such Accountholder.

            Employee means a Service Provider to the Participating Company who, under the usual common law rules applicable in determining the employer-employee relationship, has the status of an employee.

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            Governing  Body  means  the board of  directors  of the  Company  or equivalent governing body, however denominated.

            Independent Contractor means a Service Provider to the Participating Company that is not an Employee.

            Participant means, as of any date, any Accountholder who received one or more Contribution credits to the Account or Payment Subaccount, as the case may be, in exchange for services the Accountholder renders to the Participating Company, and thus excludes Accountholder--Transferees. In relation to the Participating Company, a Participant is a Service Provider.

            Participating Company means the Company or an Affiliate which, by action of its board of directors or equivalent governing body and with the written consent of the Governing Body, has adopted the Plan; provided that the Governing Body may, subject to the foregoing proviso, waive the requirement that such board of directors or equivalent governing body effect such adoption. By its adoption of or participation in the Plan, a Participating Company shall be deemed to appoint the Company its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan upon the Participating Company and accept the delegation to the Company of all the power and authority conferred upon it by the Plan. The authority of the Company to act as such agent shall continue until the Plan is terminated as to the Participating Company. The term "Participating Company" shall be construed as if the Plan were solely the Plan of such Participating Company, unless the context plainly requires otherwise. Each Participating Company's Benefit liability under this Plan is solely the obligation of such Participating Company. In relation to a Participant, the Participating Company is the Service Recipient.

            Person  means a natural  person or any duly  organized  and  validly
            existing  entity  such  as  a  corporation,   partnership,   limited
            liability company, association or trust.

            Plan means the Safety Components International, Inc. Deferred Compensation Plan as contained in this document, and as it may be amended from time to time hereafter.

            Service Provider means with respect to the Participating Company or an Affiliate a natural person who provides services to the
            Participating Company or Affiliate in exchange for Enforceable Compensation.

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            Service  Recipient  means  with  respect to a Service  Provider  the
            Participating Company or Affiliate for whom the services are performed and with respect to whom the Enforceable Compensation arises.

            Transferee-Accountholder means with respect to an Account an Accountholder that has acquired the Account through a transfer of Plan benefits from the Participant or other Transferee-Accountholder, whether through an inter vivos gift pursuant to Section 13.2 or upon the death of the Participant or other Transferee-Accountholder.

            Trust means the trust that the Company establishes for the purpose of receiving contributions from Participating Companies, investing and reinvesting such contributions, and thereby creating and accumulating assets to assist the Participating Companies in discharging their Benefit Payment obligations.

      (c)   Definitions Dealing with Deferrals of Compensation

            Account Balance Plan shall have, for purposes of Nonqualified Deferred Compensation Plan aggregation under Treasury Regulations
            1.409A-1(c)(2), the same meaning as Treasury Regulations 1.409A-1(c)(2)(i)(A) ascribes to the term, which in turn defines the term to have the same meaning as Treasury Regulations ss. 31.3121(v)(2)-1(c)(1)(ii)(A) ascribes to the term, to wit:

                  An account balance plan is a nonqualified deferred compensation plan under the terms of which a principal amount (or amounts) is credited to an individual account for an employee, the income attributable each principal amount is credited (or debited) to the individual account, and the benefits payable to the employee are based solely on the balances credited to the individual account.

            Calendar Year Compensation means compensation for services performed during a calendar year and which is not Fiscal Year Compensation or Performance-Based Compensation.

            Compensation   Plan  shall  have  the  same   meaning  as   Treasury
            Regulations ss. 1.409A-1(c) ascribes to the term "plan," to wit:

                  The term "plan" means any agreement, method or arrangement between a Service Recipient and one or more Service Providers whereby the Service Provider(s) provides services and the
                  Service Recipient pays or agrees to pay Enforceable Compensation. A plan may apply to only one Service Provider, and it may be adopted unilaterally by the Service Recipient or may be negotiated or agreed to by the Service Recipient and one or more Service Providers or Service Provider representatives. Such an agreement, method or arrangement may constitute a plan regardless of whether it is an "employee benefit plan" under section 3(3) of the ERISA.

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            Contribution  means with respect to a Participant a principal credit to the Participant's Account or Payment Subaccount, as the case may be, that is all or part of either (i) a Participant Deferral
            Contribution  or  (ii)  a  Participating  Company  Contribution.   A
            Contribution constitutes Deferred Compensation under an Account Balance Plan.

            Current Compensation means with respect to an Employee for a Service Year Enforceable Compensation that is actually or constructively received and included in the Employee's gross income for such Service Year.

            Customarily Late-Paid Compensation means with respect to an Employee Enforceable Compensation payable pursuant to the Participating Company's or Affiliate's customary payment timing arrangement, as set forth in Treasury Regulations ss. 1.409A-1(b)(3).

            Deferred Compensation means with respect to an Employee for a Service Year Enforceable Compensation that constitutes a "deferral of compensation" as set forth in Treasury Regulations ss. 1.409A-1(b), to wit:

                  A   deferral   of   compensation   consists   of   Enforceable
                  Compensation   for  a  Service   Year  that  is  not   Current
                  Compensation,   and  that,   pursuant  to  the  terms  of  the
                  Compensation Plan, is payable to (or on behalf of) the Employee in a later year. Deferred Compensation includes references to earnings. When the right to earnings is specified under the Compensation Plan, the legally binding right to earnings arises at the time of the deferral of the compensation to which the earnings relate. However, the Compensation Plan may provide that the right to the earnings is treated separately from the right to the underlying compensation. For example, provided that the rules of Code
                  Section 409A are otherwise met, the Compensation Plan may provide that earnings will be paid at a separate time or in a separate form from the payment of the underlying compensation.

                  Notwithstanding the foregoing, none of the following is a deferral of compensation during such Service Year:

                        (i)   Customarily Late-Paid Compensation;

                        (ii)  Short-Term Deferrals;

                        (iii) Equity-Based  Compensation  that  Is Not  Deferred
                              Compensation;

                        (iv) Transfers of Restricted Property that Are Not Deferred Compensation;

                        (v) Partnership Arrangements that Are Not Deferred Compensation;

                        (vi)  Foreign   Arrangements   that  Are  Not   Deferred
                              Compensation; and

                        (vii) Separation Pay Arrangements  that Are Not Deferred
                              Compensation.


                  Eligible Compensation means Enforceable Compensation that is eligible to become Participant Deferral Contributions pursuant to an Initial Deferral Election under this Plan. The applicable Class Appendix shall specify the Enforceable Compensation that is Eligible Compensation.

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                  (a)   Notwithstanding the foregoing,  when an Initial Deferral
                        Election is made after the beginning of the  Performance
                        Period,   Eligible   Compensation   shall  not   include
                        Enforceable Compensation for services performed before the Initial Deferral Election is made. For example, suppose a newly eligible Participant makes a timely Initial Deferral Election to defer 10% of salary, that salary is paid in arrears on the last day of the month (the Performance Period), and that the election is made on March 20. With respect to the March salary, only the portion for the services performed from March 21 through March 31 can be Eligible Compensation.

                  (b) Notwithstanding the foregoing, Performance-Based Compensation based upon a Performance Period of at least 12 months shall be Eligible Compensation provided that the Participant performed services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the Participant makes the Initial Deferral Election.

            Enforceable Compensation means with respect to an Employee for a Service Year compensation for services that the Employee provides to the Participating Company or Affiliate, provided the Employee acquires in such Service Year a "legally binding right" to such compensation as Treasury Regulations ss. 1.409A-1(b) provides, to wit:

                  An Employee does not have a legally binding right to compensation if that compensation may be reduced unilaterally or eliminated by the Participating Company or Affiliate or other Person after the services creating the right to the compensation have been performed. However, if the facts and circumstances indicate that the discretion to reduce or eliminate the compensation is available or exercisable only upon a condition, or the discretion to reduce or eliminate the compensation lacks substantive significance, the Employee will be considered to have a legally binding right to the compensation. Whether the negative discretion lacks substantive significance depends on the facts and circumstances of the particular arrangement. However, where the Employee to whom the compensation may be paid has effective control of the Person retaining the discretion to reduce or eliminate the compensation, or has effective control over any portion of the compensation of the Person retaining the discretion to reduce or eliminate the compensation, or is a member of the family (as defined in Code Section 267(c)(4) applied as if the family of an individual includes the spouse of any member of the family) of the Person retaining the discretion to reduce or eliminate the compensation, the discretion to reduce or eliminate the compensation will not be treated as having substantive significance. For this purpose, compensation is not considered subject to unilateral reduction or elimination merely because it may be reduced or eliminated by operation of the objective terms of the Compensation Plan, such as the application of an objective

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                  provision   creating  a   Substantial   Risk  of   Forfeiture.
                  Similarly, an Employee does not fail to have a legally binding
                  right  to   compensation   merely   because   the   amount  of
                  compensation is determined under a formula that provides for benefits to be offset by benefits provided under a plan that is qualified under Code Section 401(a), or because benefits are reduced due to actual or notional investment losses, or in
                  a  final   average   pay   plan,   subsequent   decreases   in
                  compensation.

            Equity-Based Compensation that Is Not Deferred Compensation means stock options, stock appreciation rights and other equity-based compensation as set forth in Treasury Regulations ss.1.409A-1(b)(5).

            Equity-Based Plan shall have, for purposes of Nonqualified Deferred Compensation Plan aggregation under Treasury Regulations ss.
            1.409A-1(c)(2), the same meaning as Treasury Regulations ss. 1.409A-1(c)(2)(i)(D) ascribes to the term, which in turn defines the term to have the same meaning as Treasury Regulations ss. 31.3121(v)(2)-1(b)(4)(ii) ascribes to the term "stock value right," to wit:

                  A stock value right is a right granted to an Employee with respect to one or more shares of Employer stock that, to the extent exercised, entitles the Employee to a payment for each share of stock equal to the excess, or a percentage of the excess, of the value of a share of the Employer's stock on the date of the exercise over a specified price (greater than zero).

            Event means with respect to Contributions any of the following:

                  1.    Initial Deferral Election

                  2.    Participant Deferral Contribution

                  3.    Participating Company Contribution

            Fiscal Year Eligible Compensation means compensation relating to a Service Period that is coextensive with one or more consecutive fiscal years of the Participating Company (assuming the fiscal year is not a calendar year), of which no amount is paid or payable during the Performance Period. For example, Fiscal Year Eligible Compensation generally would include a bonus based on a Performance Period of the two consecutive fiscal years ending September 30, 2009, where the amount will be paid after the completion of the Performance Period, but would not include either a bonus based on a calendar year Performance Period or salary that would otherwise be paid during the Participating Company's fiscal year.

            Foreign Arrangements that Are Not Deferred Compensation means certain foreign arrangements as set forth in Treasury Regulations ss.1.409A-1(b)(8).

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            Initial Deferral Election means with respect to Participant Deferral
            Contributions a Participant's election under this Plan (i) to receive certain Participant Deferral Contributions in exchange for the Participant's agreement to forgo a specified amount of Eligible Compensation and (ii) to elect any Voluntary Indeterminable Payment Triggers. To be effective, the Initial Deferral Election must comply with the Initial Election Rules.

            Initial Deferral Election Deadline means with respect to any given Eligible Compensation the last day on which the Participant can make a Initial Deferral Election, as set forth in the Initial Deferral Rules and Treasury Regulations ss. 1.409A-2(a), to wit:

                  The  Initial  Deferral   Election  Deadline  with  respect  to
                  Calendar Year Eligible Compensation is the close of the Participant's taxable year next preceding the Service Year.

                  Notwithstanding the foregoing, the Initial Deferral Election Deadline with respect to Fiscal Year Eligible Compensation is the close of the Participating Company's fiscal year next preceding the first fiscal year in which are performed any services for which such Fiscal Year Eligible Compensation is payable.

                  Notwithstanding the foregoing, in the case of the first year in which a Participant becomes eligible to participate in an
                  Account Balance Plan of the Participating Company or an Affiliate (aggregated Compensation Plans as defined in Treasury Regulations ss. 1.409A-1(c)), the Participant may make a Initial Deferral Election within 30 days after the date the Participant becomes eligible to participate in such Account Balance Plan, and such election may defer Eligible Compensation paid for services to be performed subsequent to the election.

                  The Initial Deferral Election Deadline for Eligible Compensation that is Performance-Based Compensation is no later than the date that is six months before the end of the Performance Period, provided that in no event may a Initial Deferral Election to defer Performance-Based Compensation be made after such compensation has become both substantially certain to be paid and readily ascertainable.

            Maximum Annual Deferral Amount means the maximum amount of Participant Deferral Contributions that can result from a Initial Deferral Election for a Service Year, as specified in the applicable Class Appendix.

            Minimum Annual Deferral Amount means the minimum amount of Participant Deferral Contributions that can result from a Initial Deferral Election for a Service Year, as specified in the applicable Class Appendix.

            Nonaccount Balance Plan shall have, for purposes of Deferred Compensation Plan aggregation under Treasury Regulations 1.409A-1(c)(2), the same meaning as Treasury Regulations 1.409A-1(c)(2)(i)(B) ascribes to the term, which in turn defines the term to have the same

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            meaning  as  Treasury   Regulations   ss.   31.3121(v)(2)-1(c)(2)(i)
            ascribes to the term, to wit:

                  A  Nonaccount   Balance  Plan  is  a   Nonqualified   Deferred
                  Compensation Plan that is not an Account Balance Plan.

            Nonqualified   Deferred  Compensation  means  Deferred  Compensation
            provided under a Nonqualified Deferred Compensation Plan.

            Nonqualified Deferred Compensation Plan shall have the same meaning as Treasury Regulations ss. 1.409A-1(a) ascribes to the term, to wit:

                  A Nonqualified Deferred Compensation Plan is a Compensation Plan that provides Deferred Compensation, but does not does not include qualified employer plans as set forth in Treasury Regulations ss. 1.409A-1(a)(2), namely --

                       (i) Any plan described in Code Section 401(a) that includes a trust exempt from tax under Code
                              Section 501(a);

                       (ii)   Any annuity plan described in Code Section 403(a);

                       (iii) Any annuity contract described in Code Section 403(b);

                       (iv)   Any  simplified   employee   pension  (within  the
                              meaning of Code Section 408(k));

                       (v) Any simple retirement account (within the meaning of Code Section 408(p));

                       (vi)   Any arrangement under which an active  participant
                              makes   deductible   contributions   to  a   trust
                              described in Code Section 501(c)(18);

                       (vii) Any eligible deferred compensation plan (within the meaning of Code Section 457(b)); and

                       (viii) Any plan described in Code Section 415(m).

                  The term Nonqualified Deferred Compensation Plan also does not include

                       (i) Certain foreign plans as set forth in Treasury Regulations ss. 1.409A-1(a)(3);

                       (ii) Certain Code Section 457 plans as set forth in Treasury Regulations ss. 1.409A-1(a)(4); and

                       (iii) Certain welfare benefits as set forth in Treasury Regulations ss. 1.409A-1(a)(5).

            Participant Deferral Contributions means Contributions the Participating Company agrees to make to a Participant's Account or Payment Subaccounts, as the case may be, pursuant to an Initial Deferral Election.

            Participating Company Contributions means Contributions the Participating Company agrees to make to a Participant's Account that are not Participant Deferral Contributions. No Participating Company Contribution shall be permitted unless it satisfies the Initial Deferral Rules.

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            Partnership  Arrangements that Are Not Deferred  Compensation  means certain arrangements between partnerships and partners as set forth in Treasury Regulations ss. 1.409A-1(b)(7).

            Performance-Based Compensation shall have the same meaning as Treasury Regulations ss. 1.409A-1(e) ascribes to the term, to wit:

                  Performance-Based Compensation means Enforceable Compensation where the amount of, or entitlement to, the Enforceable Compensation is contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Service Provider performs services. Organizational or individual performance criteria are considered pre-established if established in writing by not later than 90 days after the commencement of the period of service to which the criteria relates, provided that the outcome is substantially uncertain at the time the criteria are established. Performance-Based Compensation may include payments based on performance criteria that are not approved by a compensation committee of the Governing Body or by the stockholders or members of the Service Recipient. Notwithstanding the foregoing, Performance-Based Compensation does not include any amount or portion of any amount that will be paid either regardless of performance, or based upon a level of performance that is substantially certain to be met at the time the criteria is established. Except as provided below, Enforceable Compensation is not Performance-Based Compensation merely because the amount of such Enforceable
                  Compensation is based on the value of, or increase in the value of, the Service Recipient or the stock of the Service Recipient.

                  Performance-Based Compensation may include payments based upon subjective performance criteria, provided that --

                        (i) The subjective performance criteria relate to the performance of the Participant, a group of Employees that includes the Participant, or a business unit for which the Participant provides services (which may include the entire Participating Company); and

                        (ii) The determination that any subjective performance criteria have been met is not made by the Participant or a family member of the Participant (as defined in Code Section 267(c)(4) applied as if the family of an individual includes the spouse of any member of the family), or a Person under the supervision of the Participant or such a family member, or where any amount of the Enforceable Compensation of the Person making such determination is controlled in whole or in part by the Participant or such a family member.

                  Notwithstanding the foregoing, Enforceable Compensation is Performance-Based Compensation if it is based solely on an increase in the value of the Service Recipient, or stock of the Service Recipient, after the date of a grant or award. If the amount of Enforceable Compensation the Participant will receive under a grant or award is not based solely on an increase in the value of the Service Recipient, or stock of the Service Recipient, after the date of the grant or award (for example, a stock appreciation right granted with an exercise price that

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                  is less than the fair market value of the stock as of the date of grant),  and that other amount would not otherwise  qualify
                  as    Performance-Based    Compensation,    the    Enforceable
                  Compensation attributable to the grant or award does not qualify as Performance-Based Compensation. Notwithstanding the
                  foregoing,   an  award  of   equity-based   compensation   may
                  constitute Performance-Based Compensation if entitlement to the Enforceable Compensation is subject to a condition that
                  would    cause   the   award   to    otherwise    qualify   as
                  Performance-Based  Compensation,  such as a  performance-based
                  vesting  condition.   The  eligibility  to  defer  Enforceable
                  Compensation   under  an   equity-based   compensation   award
                  constitutes an additional deferral feature with respect to the award for purposes of the definition of Deferred Compensation.

            Performance Period means with respect to compensation for services the period of time to which the compensation relates.

            Separation Pay Arrangements shall have the same meaning as Treasury Regulations ss. 1.409A-1(m) ascribes to the term, to wit:

                  Separation Pay Arrangement means any arrangement that provides separation pay or, where an arrangement provides both amounts that are separation pay and that are not separation pay, that portion of the arrangement that provides separation pay. The term "separation pay" means any amount of compensation where one of the conditions to the right to the payment is a Separation from Service, whether voluntary or involuntary, including payments in the form of reimbursements of expenses incurred, and the provision of other taxable benefits. Separation pay includes amounts payable due to a Separation from Service, regardless of whether payment is conditioned upon the execution of a release of claims, noncompetition or nondisclosure provisions, or other similar requirement. Notwithstanding the foregoing, any amount, or entitlement to any amount, that acts as a substitute for, or replacement of, amounts deferred by the Service Recipient under a separate Nonqualified Deferred Compensation Plan constitutes a payment of compensation or Deferral Compensation under the separate Nonqualified Deferred Compensation Plan, and does not constitute separation pay.

            Separation Pay Arrangements that are not Deferred Compensation means certain Separation Pay Arrangements as set forth in Treasury Regulations ss.1.409A-1(b)(9).

            Separation Pay Plan shall have, for purposes of Deferred Compensation Plan aggregation under Treasury Regulations ss.
            1.409A-1(c)(2), the same meaning as Treasury Regulations ss. 1.409A-1(c)(2)(i)(C) ascribes to the term, to wit:

                  A  Nonqualified   Deferred  Compensation  Plan  that  provides
                  Separation Pay.

            Service Year means with respect to compensation for services a period of 12 consecutive months (whether a calendar year or other year) by which the compensation is defined for purposes of the Initial Deferral Rules.

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            Short-Term  Deferrals  shall  have  the  same  meaning  as  Treasury
            Regulations ss.1.409A-1(b)(4) ascribes to such term, to wit:

                  Deferred Compensation does not include, absent an election by the Service Provider (including an election under Treasury Regulations ss.1.409A-2(a)(4)) to otherwise defer the payment of the Enforceable Compensation to a later period, Enforceable Compensation that is actually or constructively received by the Service Provider by the later of the 15th day of the third month following the Service Provider's first taxable year in which the Enforceable Compensation is no longer subject to a Substantial Risk of Forfeiture or the 15th day of the third month following the end of the Service Recipient's first taxable year in which the amount is no longer subject to a Substantial Risk of Forfeiture. In addition, the arrangement must not otherwise defer the payment to a later period. For example, an arrangement that deferred a payment until 5 years after the lapsing of a condition that constituted a Substantial Risk of Forfeiture would constitute Deferred Compensation even if the amount were actually paid on the date the Substantial Risk of Forfeiture lapsed. For these purposes, an amount that is never subject to a Substantial Risk of Forfeiture is considered to be no longer subject to a Substantial Risk of Forfeiture on the first date the Service Provider has a legally binding right to the amount. For example, a Service Recipient with a calendar year taxable year who on November 1, 2008, awards a bonus so that the Service Provider is considered to have a legally binding right to the payment as of November 1, 2008, will not be considered to have provided for Deferred Compensation if, absent an election to otherwise defer the payment, the amount is paid or made available to the Service Provider on or before March 15, 2009. A Service Recipient with a taxable year ending August 31 who on November 1, 2008, awards a bonus so that the employee is considered to have a legally binding right to the payment as of November 1, 2008, will not be considered to have provided for Deferral Compensation if, absent an election to otherwise defer the payment, the amount is paid or made available to the Service Provider on or before November 15, 2009.

                  A payment that otherwise qualifies as a Short-Term Deferral but is made after the 15th day of the third month following the end of the relevant taxable year (the applicable 2 1/2 month period) may continue to qualify as a Short-Term Deferral if the Service Provider establishes that it was administratively impracticable for the Service Recipient to make the payment by the end of the applicable 2 1/2 month period or that making the payment by the end of the applicable 2 1/2 month period would have jeopardized the solvency of the service recipient, and, as of the date upon which the legally binding right to the compensation arose, such impracticability or insolvency was unforeseeable, and also the payment is made as soon as reasonably practicable. For example, an amount that would otherwise qualify as a short-term deferral except that the payment is made after the applicable 2 1/2 month period may continue to qualify as a Short-Term Deferral to the extent that the delay is caused either because the funds of the Service Recipient were not sufficient to make the payment before the end of the applicable 2 1/2 month period without jeopardizing the solvency of the Service Recipient, or because it was not reasonably possible to determine by the end of the applicable 2 1/2 month period whether payment of such amount was to be made, and the circumstance causing the delay was unforeseeable as of the date upon which the legally binding right to the compensation arose. Thus, the amount will not continue to qualify as a Short-Term Deferral to the extent it was

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                  foreseeable,  as of date upon which the legally  binding right to the compensation arose, that the amount would not be paid within the applicable 2 1/2 month period. For this purpose, an action or failure to act of the Service Provider or a Person under the Service Provider's control, such as a failure to provide necessary information or documentation, is not an unforeseeable event.

            Substantial Risk of Forfeiture shall have the same meaning as Treasury Regulations ss. 1.409A-1(e) ascribes to the term, to wit:

                  Enforceable Compensation is subject to a Substantial Risk of Forfeiture if entitlement to the amount is conditioned on the performance of substantial future services by any Person or the occurrence of a condition related to a purpose of the Enforceable Compensation, and the possibility of forfeiture is substantial. For this purpose, a condition related to a purpose of the Enforceable Compensation must relate to the Service Provider's performance for the Service Recipient or the Service Recipient's business activities or organizational goals (for example, the attainment of a prescribed level of earnings, equity value or an initial public offering). If a risk of forfeiture is added after the legally binding right to the compensation arises, or if the period of the risk of forfeiture is extended, whether such addition or extension is elected by the Service Provider, Service Recipient or other Person (or by agreement of two or more of such Persons), such addition or extension is disregarded for purposes of determining whether such compensation is subject to a Substantial Risk of Forfeiture. An amount is not subject to a Substantial Risk of Forfeiture merely because the right to the amount is conditioned, directly or indirectly, upon the refraining from performance of services. For purposes of Code
                  Section 409A, an amount will not be considered subject to a Substantial Risk of Forfeiture beyond the date or time at which the Service Provider otherwise could have elected to receive the amount of Enforceable Compensation, unless the amount subject to a Substantial Risk of Forfeiture (ignoring earnings) is materially greater than the amount the Service Provider otherwise could have elected to receive. For example, a Participant Deferral Contribution related to a salary deferral generally may not be made subject to a Substantial Risk of Forfeiture. But, for example, a bonus arrangement providing an election between a cash payment of a certain amount or restricted stock units with a materially greater value that will be forfeited absent continued services for a period of years, the right to the restricted stock units generally will be treated as subject to a Substantial Risk of Forfeiture.

            Transfers of Restricted Property that Are Not Deferred Compensation means certain transfers of restricted property as set forth in Treasury Regulations ss.1.409A-1(b)(6).

      (d)   Definitions Dealing with Account Accumulation

            Account means with respect to an Accountholder and a Class as of any date the bookkeeping account maintained for the purpose of determining the value of the Accountholder's Benefit with respect to such Class. If the Account consists of Payment Subaccounts, then the Account is the aggregate of such Payment Subaccounts.

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            Adjustment  means with respect to an Account or Payment  Subaccount, as the case may be, a Cash Credit, Cash Debit, Share Addition or Share Subtraction. The terms "adjust" and "adjusted" shall be construed accordingly.

            Administration Fee means with respect to an Underlying Security for a period the Administration Fee Ratio for such Underlying Security for the period multiplied by the average daily VUS for the period.

            Administration Fee Ratio means with respect to an Underlying Security the Underlying Security's annual Administration Ratio as set forth in the applicable Class Appendix.

            Aggregate Values of Underlying Security or AVUS means, with respect to referenced Underlying Securities, the aggregate of the VUS.

            Allocation means (i) with respect to an Underlying Security of a Variable Account or Variable Payment Subaccount as of any date, the ratio of the VUS to the Balance, and (ii) with respect to Cash of a Variable Account or Variable Payment Subaccount as of any date, the ratio of the Cash to the Balance. An Allocation is a deemed investment or asset and does not represent any actual investment or asset. Allocations are notional and intended for the purpose of determining Balances. The terms "allocate" and "allocated" shall be construed accordingly.

            Allocation Election means either a New Contribution Allocation Election or an Existing Balance Reallocation Election.

            Allocator Change Date means with respect to an Account or Payment Subaccount, as the case may be, the date on which the Allocator changes from the Participating Company to the Accountholder, or vice versa. Each Class Appendix shall specify the Allocator Change Date, if any, with respect to Accounts or Payment Subaccounts of such Class.

            AVUS or Aggregate Values of Underlying Security means, with respect to referenced Underlying Securities, the aggregate of the Values of Underlying Security.

            Balance means with respect to (i) a Fixed Income Account or Fixed Income Payment Subaccount, as the case may be, the value of the account denominated in United States dollars; (ii) a Variable Account that is not made up of Variable Payment Subaccounts the sum of the Cash allocated to the Account and the Account's AVUS; (iii) a Variable Account that is made up of Variable Payment Subaccounts the sum of the Balances of the Account's Payment Subaccounts, and (iv) a Variable

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            Payment  Subaccount the sum of the Cash allocated to the account and the account's AVUS.

            Cash means with respect to (i) a Fixed Income Account or Fixed Income Payment Subaccount, as the case may be, the Balance; and (ii) a Variable Account or Variable Payment Subaccount, as the case may be, the Allocation to United States dollars.

            Cash Credit means with respect to an Account or Payment Subaccount, as the case may be, an increase in an account's Cash Allocation on account of Contributions, Cash Dividends, Interest or Share Liquidations.

            Cash Debit means with respect to an Account or Payment Subaccount, as the case may be, a decrease in an account's Cash Allocation on account of Benefit Payments, Cash Dividend Reinvestments, New Contribution Allocations or Existing Balance Reallocations.

            Cash Dividend means, with respect to a Share, each cash dividend that would be received by the Accountholder with respect to the Share if the Accountholder actually owned the Share.

            Cash Dividend Reinvestment means the deemed reinvestment of a Cash Dividend to purchase additional Shares of the Security that paid the Cash Dividend. The Allocation of Cash Dividends is 100% to the Security that paid the Cash Dividend.

            Closed-End Fund or CEF means a Fund that lists its Shares on an exchange, and which is actively-managed.

            Default Allocation means with respect to any Contribution the Allocation that applies when the Allocator fails to make a timely New Contribution Allocation Election. The applicable Class Appendix shall specify the Default Allocation.

            Default Fixed Income Rate means with respect a Fixed Income Account or Fixed Income Payment Subaccount, as the case may be, the Fixed Income Rate that applies in the event the specified rate is indeterminable. The applicable Class Appendix shall specify the Default Fixed Income Rate.

            Earnings means (i) with respect to a Variable Account or Variable Payment Subaccount, as the case may be, the increase (decrease) in the Balance attributable to (A) increases (decreases) in the Share Value of the Underlying Securities, and (B) Share Additions or Cash Credits from Cash Dividends, Share Dividends and Interest; and (ii) with respect to a Fixed

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            Income  Account,  increases  in the  Balance on account of the Fixed
            Income Rate.

            Event means with respect to Account accumulation any of the following:

                  1.    New Contribution Allocation Election

                  2.    Existing Balance Reallocation Election

                  3.    Share Addition

                  4.    Share Subtraction

                  5.    Cash Credit

                  6.    Cash Debit

                  7.    Cash Dividend

                  8.    Cash Dividend Reinvestment

                  9.    Share Dividend

                  10.   Recapitalization

                  11.   Reinvestment

                  12.   Interest

                  13.   Security Menu Change

                  14.   Share Addition Suspension

                  15.   Lock In Event

                  16.   Lock In Period Cancellation

                  17.   Vesting Increase Date

                  18.   Forfeiture

                  19.   Fee Adjustment

            Exchange-Traded Fund or ETF means a Fund that has Shares that are listed on an exchange, and which is a passive index Fund.

            Existing Balance Reallocation Election or Reallocation Election means an Allocator's election to change the Allocation of a Payment Subaccount.

            Fee Adjustment means a Cash Debit or Share Subtraction attributable to an Administration Fee, Reallocation Fee or Payment Fee.

            Fee Adjustment Date means with respect to an Account or Payment Subaccount, as the case may be, (i) the last day of each calendar month, (ii) each Reallocation date in the case of a Reallocation Fee, (iii) each Payment Date, and (iv) the Lock In Period Expiration Date.

            Fixed Income Account or Fixed Income Payment Subaccount means an Account or Payment Subaccount, respectively, that does not have Allocations among Underlying Securities, but instead receives Earnings credits based on the Fixed Income Rate.

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            Fixed Income Rate means with  respect to a Fixed  Income  Account or
            Fixed Income Payment Subaccount, as the case may be, the rate of interest applied to calculate the account's Earnings. The applicable Class Appendix shall specify the Fixed Income Rate formula.

            Fund means an investment portfolio that issues Shares held by investors.

            Interest means the interest deemed to be paid by the Issuer of a debt Security.

            Investment Menu or Security Menu means, with respect to a Class, the menu of Securities that can serve as Underlying Securities for Variable Accounts or Variable Payment Subaccounts of such Class, as set forth in the applicable Class Appendix.

            Issuer means, with respect to a Security, the Person that issues the Security.

            Liquidity Days means with respect to a Share each day that the Share is not a Restricted Share and could, if it were actual, be liquidated for cash.

            Lock In Event means, with respect to an Account or Payment Subaccount, as the case may be, the Company's determination that any of the following events has occurred: (a) a Participant is subject to federal income taxation on the account prior to Participating Company's making of Benefit Payments related to such account; or (b) any event or development that materially adversely affects the Company's ability to effectively hedge or informally fund its obligations to the Accountholder.

            Lock In Period means with respect to an Account or Payment Subaccount, as the case may be, the period beginning with the Lock In Period Registration and ending on the Lock In Period Cancellation.

            Lock In Period Cancellation means the Company's election to cancel a Lock In Period as set forth in Section 8.2.

            Money Market Mutual Fund means a Mutual Fund that is characterized by a constant NAV of $1.00, is subject to the short-term Share Hold Period, and which the Security Menu classifies as a Money Market Mutual Fund and not a Trading Mutual Fund or a Non-Trading Mutual Fund.

            Mutual Fund means an open-end investment company that is registered as such under the Investment Company Act of 1940 and which is not exchange-traded.

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            Mutual  Fund  Family  means  two  or  more  Mutual  Funds  that  are considered part of the same controlled group of Mutual Funds, and that facilitate exchanges of shares among the member Mutual Funds.

            New Contribution Allocation means the Allocation of a Contribution, as specified by the applicable New Contribution Allocation Election or the New Contribution Allocation Default if there is no such election in effect.

            New Contribution Allocation Default means, with respect to any Contribution, the New Contribution Allocation that applies in the event there is not a New Contribution Allocation Default in effect. The Security Menu of the applicable Class Appendix specifies the applicable New Contribution Allocation Default.

            New Contribution Allocation Election means the Allocator's election specifying the Allocation of Contributions made on or after the election.

            Net Asset Value or NAV means with respect to a Mutual Fund Share as of a given date the price at which the Share can be redeemed.

            Non-Trading Mutual Fund means a Mutual Fund that is subject to a Share Hold Period longer than the Share Hold Period applicable to Money Market Mutual Funds and Trading Mutual Funds, and which the Security Menu classifies as a Non-Trading Mutual Fund and not as a Money Market Mutual Fund or a Trading Mutual Fund.

            Other Security means a Security issued by an Issuer other than a Fund.

            Other Share means a Share of an Other Security.

            Payment Fee means with respect to an Underlying Security of an Account or Payment Subaccount, as the case may be, the Payment Fee Ratio for such Underlying Security multiplied by the applicable VUS as of the Share Transaction Date.

            Payment Fee Ratio means the Underlying Security's Payment Fee Ratio as set forth in the applicable Class Appendix.

            Private Fund means an open-end investment fund that is exempt from registration under the Investment Company Act of 1940.

            Purchase Fair Market Value means the value or price of a Share for purposes of determining the number of Shares of a Share Addition as of a Transaction Date (i.e., the quotient of the Cash Credit divided by the Purchase Fair Market Value as of the Transaction Date). The Purchase

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            Fair Market Value of a Share is the following, depending on the type of Share: (1) with respect to a Mutual Fund Share, the Purchase Fair Market Value is the NAV as of the close of business on such Transaction Date; and (2) with respect to an ETF Share, CEF Share or Other Share, the Purchase Fair Market Value is the Share's high price for such Transaction Date.

            Reallocation means with respect to an Account or Payment Subaccount, as the case may be, a change in the Allocation pursuant to a Reallocation Election.

            Reallocation Election or Existing Balance Reallocation Election means an Allocator's election to change the Allocation of an Account or Payment Subaccount, as the case may be.

            Reallocation Fee means with respect to an Underlying Security of an Account or Payment Subaccount, as the case may be, the Reallocation Fee Ratio for such Underlying Security multiplied by the applicable VUS as of the Share Transaction Date.

            Reallocation Fee Ratio means the Underlying Security's Reallocation Fee Ratio as set forth in the applicable Class Appendix.

            Recapitalization  means,  with  respect  to an  Underlying  Security
            Share, the Share(s) that is exchanged for the Underlying Security Share pursuant to a stock split or recapitalization.

            Reinvestment means a Share Addition pursuant to the deemed purchase of Shares of the Security using the proceeds of a Cash Dividend on the Security.

            Sale Fair Market Value means the value or price of a Share as of a Transaction Date for purposes of determining the Cash Credit attributable to a Share Subtraction (i.e., the product of the number of Shares subtracted times the Sale Fair Market Value of the Share as of the Transaction Date). The Sale Fair Market Value as of a Transaction Date is the following, depending on the type of Share:
            (1) with respect to a Mutual Fund Share, the Sale Fair Market Value is the NAV as of the close of business on the Transaction Date; and
            (2) with respect to an ETF Share, CEF Share or Other Share, the Sale Fair Market Value is the Share's low price for the Transaction Date.

            Security means a class of security of an Issuer that the Company approves for inclusion on the Security Menu.

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            Security  Classification  means  with  respect  to a  Security  on a
            Security Menu one of the following:

                  1.    Money Market Mutual Fund;

                  2.    Trading Mutual Fund;

                  3.    Non-Trading Mutual Fund;

                  4.    ETF;

                  5.    CEF; or

                  6.    Other Security.

            Security Hierarchy means, with respect to a Variable Account or Variable Payment Subaccount, as the case may be, the following in descending order:

                  Tier 1: Money Market Mutual Funds;

                  Tier 2: Trading Mutual Funds;

                  Tier 3: Non-Trading Mutual Funds;

                  Tier 4: ETFs;

                  Tier 5: CEFs; and

                  Tier 6: Other Securities.

            If there is more than one Security in a category above, the Administrator shall determine the order within the category.

            Security Menu or Investment Menu means, with respect to a Class, the menu of securities that can serve as Underlying Securities for Variable Accounts of such Class, as set forth in the applicable Class Appendix.

            Security Menu Change means with respect to a Security Menu the addition or deletion of one or more Securities from the Security Menu as set forth in Section 4.1.

            Share means an equal undivided interest in the Security, as established by the Issuer.

            Share Addition means with respect to a Variable Account an increase in the number (or deemed purchase) of Shares of an Underlying Security. Share Additions occur as a result of the following Events:
            New Contribution Allocations, Reallocations, Cash Dividend Reinvestments, Share Dividends, Recapitalizations and Assignments/Gifts received.

            Share Addition Suspension means with respect to a Security the Administrator's blocking for a period of time of any Share Additions to such Security as set forth in Section 5.4.

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            Share Dividend means, with respect to an Underlying  Security Share, the Share(s) that is paid as a dividend with respect to the Underlying Security Share.

            Share Hold Period means with respect to a Share, the period during which no Share Subtractions may be made with respect to such Share. The Share Hold Period for each type of Share is as follows:

                  (1) Money Market Mutual Fund Shares: the period commencing with the date the Share became an Underlying Security (i.e., was part of an Share Addition) and ending on the first (1st) Business Day following such date;

                  (2) Trading Mutual Fund Shares, CEF Shares, ETF Shares and Other Shares: the period commencing with the date the Share became an Underlying Security (i.e., was part of an Share Addition) and ending on the third (3rd) Business Day following such date;

                  (3) Non-Trading Mutual Fund Shares: the period commencing with the date the Share became an Underlying Security (i.e., was part of a Share Addition) and ending on the first (1st) anniversary of such date.

            Share Liquidation means with respect to a Share the deemed sale or redemption of the Share for cash.

            Share Subtraction means with respect to a Variable Payment Subaccount a decrease in the number (or deemed sale) of Shares of an Underlying Security. Share Subtractions occur as a result of the following Events: Reallocations, Administration Fees, Recapitalizations, Assignments/Gifts made and Benefit Payments.

            Share   Transaction  means  either  a  Share  Addition  or  a  Share
            Subtraction.

            Share Transaction Date means with respect to a Share Transaction the date the deemed purchase (addition) or sale (subtraction) of Shares is deemed to occur in accordance with Article 9.

            Share Value means with respect to a Share the following, (1) in the case of determining the Cash Credit from an Share Subtraction, the Sales Fair Market Value of the Share, (2) in the case of a determining the number of Shares of an Share Addition from the conversion of a Cash Credit, the Purchase Fair Market Value of the Share, and (3) in the case of reporting

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            the Aggregate Values of Underlying  Security as of a particular day, the report shall use values as of the close of business on such day or, if such day is not a Business Day, on the Business Day next preceding.

            Trading Mutual Fund means a Mutual Fund that is subject to the Share Hold Period applicable to Money Market Mutual Funds and Trading Mutual Funds, and which the Security Menu classifies as a Trading Mutual Fund and not as a Money Market Mutual Fund or a Non-Trading Mutual Fund.

            Underlying Security means, with respect to a Variable Account or Variable Payment Subaccount, as the case may be, the Shares of one type of Security that serve as the basis for determining the value of the Account. Shares are of one type if they are identical and fungible. Notwithstanding any provision in this Plan to the contrary, the Participating Company has no obligation to own the Underlying Securities at any time. The term Underlying Security refers to the Security, and shall be construed as if the Company actually owns the Securities at all times that such Securities constitute Underlying Securities.

            Value of Underlying Security or VUS means, with respect to an Underlying Security of an Account or Payment Subaccount, as the case may be, as of any date, the aggregate of the Share Values of such Underlying Security.

            Variable Payment Subaccount means a Payment Subaccount that consists of Allocations among Underlying Securities.

      (d)   Definitions Dealing with Vesting

            Forfeiture means, with respect to the Unvested Balance of an Account or Payment Subaccount, as the case may be, a Separation from Service that causes the Unvested Balance to be forfeited.

            Full Vesting Events means with respect to an Account or Payment Subaccount, as the case may be, that is not 100% Vested an event that causes the account to be 100% Vested, namely any of the following:

                  1.    Pre-Separation Death;

                  2.    Disability;

                  3.    Retirement; and

                  4.    Change in Control.

            Each Class Appendix shall specify the Full Vesting Events that apply to Accounts under such Class.

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            Months of Service means with respect to a Participant, the number of consecutive calendar months of Service (no month to be counted more than once).

            Service means employment with the Participating Company or any Affiliate; provided, however, that Service does not include periods of employment with an Affiliate rendered prior to the date the Affiliate became an Affiliate. Service includes periods of employment with a predecessor employer. Service may also include any period of a Participant's prior employment by any organization upon such terms and conditions as the board of directors or equivalent governing body of the Participating Company may approve.

            Unvested means with respect to an Account or Payment Subaccount, as the case may be, the Balance that is not Vested.

            Vested means with respect to an Account or Payment Subaccount, the portion of the Account or Payment Subaccount that is nonforfeitable.

            Vested Percentage means with respect to an Account or Payment Subaccount, as the case may be, the Vested Percentage as set forth in the Vesting Schedule set forth in the Class Appendix applicable to such Balance.

            Vesting Increase Date means with respect to an Account or Payment Subaccount, as the case may be, the date the Vested Percentage increases.

            Vesting Schedule means with respect to an Account or Payment Subaccount, as the case may be, the Vesting Schedule as set forth in the Class Appendix applicable to such account.

            Years of Service means with respect to a Participant, the number of periods of 12 consecutive Months of Service (no month to be counted more than once).

      (e)   Definitions Dealing with Benefit Payments

            Authorized Leave of Absence means with respect to a Participant a military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six months, or if longer, so long as the Participant's right to reemployment with the Participating Company or Affiliate, as the case may be, is provided either by statute or contract.

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            Benefit means with respect to an Account the totality of the Benefit
            Payments the Participating Company is obligated to make.

            Benefit Payment means with respect to a Payment Subaccount the individual cash payment due on the Payment Subaccount's Payment Date.

            Change in Control shall mean with respect to a Participant a Change in Ownership, Change in Effective Control or Change in the Ownership of Substantial Assets. Notwithstanding any provision to the contrary, to qualify as a Change in Control, the occurrence of the event must be objectively determinable and any requirement that any other Person, such as the Administrator or Governing Body's compensation committee, certify the occurrence of a Change in Control event must be strictly ministerial and not involve any discretionary authority. To constitute a Change in Control with respect to, or as to, the Participant, the Change in Control event must relate to -

                  (1) The corporation for whom the Participant is performing services at the time of the Change in Control;

                  (2) The corporation that is liable for the payment of the Deferred Compensation (or all corporations liable for the payment if more than one corporation is liable); or

                  (3) A corporation that is a majority shareholder of a corporation identified in subparagraph (1) or (2) above, or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in subparagraph (1) or (2) above.

            A "majority shareholder" is a shareholder owning more than 50 percent of the total fair market value and total voting power of such corporation. The following example illustrates the rules of this paragraph:

                  Example: Corporation A is a majority shareholder of Corporation B, which is a majority shareholder of Corporation
                  C. A Change in Ownership of Corporation B constitutes a Change in Control as to Participants performing services for Corporation B or Corporation C, and to Participants for which Corporation B or Corporation C is solely liable for payments under the Plan (for example, former Employees), but is not a Change in Control as to Corporation A or any other corporation of which Corporation A is a majority shareholder. Notwithstanding the foregoing, a sale of Corporation B may constitute an independent Change in Control for Corporation

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                  A,  Corporation B and Corporation C if the sale  constitutes a
                  Change in Substantial Assets.

            For purposes of determining whether a Change in Control has occurred, Code Section 318(a) applies to determine stock ownership. Stock underlying a vested option is considered owned by the Person who holds the vested option (and the stock underlying an unvested option is not considered owned by the Person who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulations ss.1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

            Compensation payable pursuant to the purchase by the Service Recipient of Service Recipient stock or a stock right held by a Service Provider, or payment of amounts of Deferred Compensation calculated by reference to the value of Service Recipient stock, may be treated as paid at a specified time or pursuant to a fixed schedule in conformity with the requirements of Code Section 409A if paid on the same schedule and under the same terms and conditions as payments to shareholders generally pursuant to a Change in Ownership or as payments to the Service Recipient pursuant to a Change in Ownership of Substantial Assets, and any amounts paid pursuant to such a schedule and such terms and conditions will not be treated as violating the Initial Deferral Rules or Subsequent Deferral Elections Rules, to the extent that such amounts are paid not later than five years after the Change in Control.

            Change in Effective Control shall have the same meaning as Treasury Regulations ss. 1.409A-3(g)(5) ascribes to the term "change in effective control of the corporation," to wit:

                  A Change in Effective Control of a corporation occurs only on the date that either -- (1) any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of the corporation; or (2) a majority of members of the corporation's board of directors is replaced during any 12-month period by members whose appointment or election is not endorsed by a majority of the members of the board prior to the date of the appointment or election.

                  Notwithstanding any provision to the contrary, this definition shall apply to the corporation only if it is the corporation for which for which no other corporation is a majority shareholder (for example, if Corporation A is a publicly held corporation with no majority shareholder, and the majority shareholder of Corporation B, which is the majority shareholder of Corporation C, this definition

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                  would not apply to  Corporation  B or  Corporation C but apply only to Corporation A).

                  A Change in Effective Control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in the Ownership of Substantial Assets or a Change in Effective Control. Thus, for example, assume that Corporation A transfers 35% of its stock to Corporation B in exchange for more than 40 percent of the total gross fair market value of Corporation B's assets. Corporation A has a Change in Effective Control and the
                  Corporation B has undergone a Change in Ownership of Substantial Assets.

                  If any one Person, or more than one Person acting as a group, is considered to effectively control the corporation, the acquisition of additional control of the corporation by the same Person or Persons is not considered to cause a Change in Effective Control (or to cause a Change in Ownership of the corporation). Persons will not be considered to be acting as a group solely because they purchase or own stock of the corporation at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person, including an entity, owns stock in two corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Example 4 set forth in Treasury Regulations ss.1.280G-1, Q&A-27(d) illustrates this provision.

            Change in Ownership shall have the same meaning as Treasury Regulations ss. 1.409A-3(g)(5) ascribes to the term "change in the ownership of the corporation," to wit:

                  A Change in Ownership of a corporation occurs on the date that any one Person, or more than one Person acting as a group, acquires ownership of stock of the corporation that, together with stock held by such Person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. However, if any one Person, or more than one Person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Ownership of the corporation (or to cause a Change in
                  Effective Control of the corporation. An increase in the percentage of stock owned by any one Person, or Persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock. A Change in Ownership applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction.

                  Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the

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                  corporation.  If a Person,  including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Example 4 set forth in Treasury Regulations ss.1.280G-1, Q&A-27(d) illustrates this provision.

            Change in Ownership of Substantial Assets shall have the same meaning as Treasury Regulations ss. 1.409A-3(g)(5) ascribes to the term "change in the ownership of a substantial portion of a corporation's assets," to wit:

                  Change in Ownership of Substantial Assets of a corporation occurs on the date that any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

                  There is no Change in Ownership of Substantial Assets when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer. A transfer of assets by a corporation is not treated as a Change in Ownership of Substantial Assets if the assets are transferred to--

                        (i) A shareholder of the corporation (immediately before the asset transfer) in exchange for or with respect to its stock;

                        (ii) An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the corporation;

                        (iii) A Person, or more than one Person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the corporation; or

                        (iv) An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a Person described in Treasury Regulations ss. (g)(5)(vii)(B)(1)(iii).

                  Except as otherwise provided in this definition, a Person's status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the transferor corporation has no ownership interest before the transaction, but which is a majority-owned subsidiary of the transferor corporation after the transaction is not treated as a change in the ownership of the assets of the transferor corporation.

                  Persons will not be considered to be acting as a group solely because they purchase assets of the same corporation at the same time. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the corporation. If a Person, including an entity shareholder, owns stock in both corporations that enter into a merger,

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                  consolidation,  purchase or acquisition of assets,  or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Example 4 set
                  forth   in   Treasury   Regulations   ss.1.280G-1,   Q&A-27(d)
                  illustrates this provision.

            Contribution Cascade Annuity means a Payment Method whereby each Contribution on behalf of a Participant for a Service Year is allocated equally among Payment Subaccounts. The applicable Class Appendix shall specify the Fixed Date Payment Triggers all of which shall occur during the 5 calendar year period beginning with the second calendar year following the calendar year in which falls the Service Year for which the Contributions are credited to the Participant's Account. . A Payment Subaccount is created for each Fixed Date Payment Trigger. Each Payment Subaccount may also be subject to an Indeterminable Payment Trigger whereby the Payment Trigger is the first to occur of the Fixed Date Payment Trigger or an Indeterminable Payment Trigger. Each Payment Subaccount is credited with its per capita share of the Contributions for the calendar year in which the Contributions are credited to the Participant's Account. Thereafter, each Payment Subaccount is adjusted daily as provided in Article 9. For purposes of the Anti-Acceleration Rules and Subsequent Election Rules, the Benefit Payments under a Contribution Cascade Annuity or any other Payment Method providing for payments over time are treated as a series of separate, individual installments. Each Benefit Payment shall be equal to the Balance of the Payment Subaccount as of the Payment Date. The Payment Date of each Payment Subaccount Benefit shall be the Payment Trigger Date; provided, however, that if the Payment Trigger Date is an Indeterminable Payment Trigger consisting of Retirement or Severance, the Payment Date shall be the date six (6) months following the Payment Trigger Date.

            Deferred Retirement means Termination of Employment, other than on account of Pre-Separation Death or Disability, after attaining Normal Retirement Age.

            Disability shall have the same meaning as Treasury Regulations ss. 1.409A-3(g)(4) ascribes to the term, to wit:

                  A Participant is considered disabled if the Participant meets one of the following requirements:

                        (A) The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months; or

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                        (B)   The  Participant  is, by  reason of any  medically
                              determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under the Participating Company's accident and health plan.

                  Notwithstanding the foregoing, the Participant will be deemed Disabled if (i) determined to be totally disabled by the Social Security Administration, or (ii) determined to be disabled in accordance with a disability insurance program, provided that the definition of disability applied under such disability insurance program complies with the requirements of Treasury Regulations ss. 1.409A-3(g)(4).

            Disability Retirement means a Termination of Employment on account of Disability.

            Early Retirement means Termination of Employment, other than on account of Pre-Separation Death or Disability after attaining Early Retirement Age and completing ten (10) Years of Service.

            Early Retirement Age means age 55.

            Event means with respect to Benefit Payments any of the following:

                  1.    Fixed Date Payment Trigger Postponement Election

                  2.    Fixed Date Payment Trigger Postponement

                  3.    Payment Trigger Occurrence

                  4.    Benefit Payment

            Fixed Date Payment Trigger means with respect to each Payment Subaccount the specified Payment Trigger consisting of a Fixed Date.

            Indeterminable Payment Trigger means a Payment Trigger the date of which is not determinable in advance and, therefore, is not a Fixed Date Payment Trigger.

            Indeterminable Payment Trigger Override means with respect to Payment Subaccount that if an applicable Indeterminable Payment Trigger occurs before the Fixed Date Payment Trigger, then such Indeterminable Payment Trigger shall be the Payment Trigger.

            Mandatory Indeterminable Payment Trigger means with respect to a Class an Indeterminable Payment Trigger that applies to each Payment Subaccount of such Class.

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            Normal  Retirement  means  Termination of Employment,  other than on account of Pre-Separation Death or Disability, upon the attainment of Normal Retirement Age.

            Normal Retirement Age means with respect to a Participant the Participant's attainment of age 65.

            Payment Amount means with respect to a Benefit Payment on a Payment Date, the amount of such payment due.

            Payment Commencement Date means with respect to a Contribution Cascade Annuity the first scheduled Fixed Date Payment Trigger.

            Payment Date means with respect to a Benefit Payment the date the payment is due.

            Payment Fee means with respect to an Underlying Security of a Variable Account or Variable Payment Subaccount, as the case may be, the Payment Fee Ratio for such Underlying Security multiplied by the VUS as of the Share Transaction Date.

            Payment Fee Ratio means the Underlying Security's Payment Fee Ratio as set forth in the applicable Class Appendix.

            Payment  Frequency  means  with  respect to a  Contribution  Cascade
            Annuity the frequency of the Fixed Date Payment Triggers, as specified in the applicable Class Appendix (such as bi-weekly, semi-monthly, monthly, quarterly or annual).

            Payment Method means with respect to the Contributions credited to an Account for a Service Year the manner in which the Benefits attributable to such Contributions are to be paid, where "manner" refers to the first Fixed Date Payment Trigger and the Payment Frequency.

            Payment Subaccounts means with respect to a Contribution Cascade Annuity the bookkeeping accounts established and maintained to keep track of each separately identifiable Benefit Payment.

            Payment Trigger means with respect to a Payment Subaccount the occurrence of a specified event that causes the Vested Balance to become payable. A Payment Trigger can be a Fixed Date Payment Trigger or an Indeterminable Payment Trigger. A Payment Trigger must be a Permissible Distribution Event.

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            Payment Trigger Date means with respect to a Payment  Subaccount the date on which the Payment Trigger occurs.

            Permissible  Distribution  Events  means an event  set forth in Code
            Section 409A(a)(2), namely:

                  (1) Fixed Date(s) specified in accordance with the Initial Deferral Rules, Anti-Acceleration Rules and Subsequent Election Rules;

                  (2)   The Participant's Separation from Service;

                  (3)   The Participant's Disability;

                  (4)   The Participant's Pre-Separation Death;

                  (5)   The Participant's Post-Separation Death;

                  (6)   A Change in Ownership;

                  (7)   A Change in Effective Control;

                  (8)   A Change in Ownership of Substantial Assets; and

                  (9)   An Unforeseeable Emergency.

            Postponement means with respect to a Fixed Date Payment Trigger the postponement of the Fixed Date Payment Trigger to the Postponement Date.

            Postponement Date means with respect to a Postponement Election the date to which the Fixed Date Payment Trigger is postponed, namely the fifth (5th) anniversary of the Fixed Date Payment Trigger that is the subject of the Postponement Election.

            Postponement Election means with respect to a Benefit Payment the Participant's election to make a Postponement.

            Postponement  Election  Deadline  means  with  respect  to a Benefit
            Payment the last day on which the Participant can make a valid Postponement Election, namely the date 12 months prior to the scheduled Fixed Date Payment Trigger that is the subject of the Postponement Election.

            Pre-Separation Death means with respect to a Participant the Participant's Termination of Employment on account of death.

            Post-Separation Death means with respect to a Participant the Participant's death following the Participant's Termination of Employment.

            Retirement means with respect to a Participant Normal Retirement, Deferred Retirement, Early Retirement or Disability Retirement.

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            Separation  from  Service  shall have the same  meaning as  Treasury
            Regulations ss. 1.409A-1(h) ascribes to the term "separation from service," to wit:

                  A Participant separates from service with the Participating Company upon a Termination of Employment.

            Severance means Termination of Employment other than on account of Retirement or Pre-Separation Death. A "Severed Participant" is a Participant who has incurred a Severance and who has not again become an Employee.

            Termination  of  Employment  means with respect to a  Participant  a termination of employment with the Participating Company or an Affiliate as determined by the Administrator in accordance with the 409A Regulations; provided, however, that the transfer of a Participant from employment by one Participating Company or an Affiliate to employment by another Participating Company or Affiliate shall not constitute a Termination of Employment; and provided further that a Termination of Employment shall occur on the earlier of (a) or (b) where

                  (a) is the date as of which the Participant quits, is discharged, terminates employment in connection with incurring a Disability, Retires or dies, and

                  (b)   is the first day of absence of a  Participant  who fails
                        to  return  to  employment  at  the   expiration  of  an
                        Authorized Leave of Absence.

            For purposes of this definition, the employment relationship is treated as continuing intact while the Participant is on an Authorized Leave of Absence. If the Authorized Leave of Absence exceeds six months and the Participant's right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period.

            If the Participant either actually or purportedly continues in the capacity as an Employee, such as through the execution of an employment agreement under which the Participant agrees to be available to perform services if requested, but the facts and circumstances indicate that the Participating Company (or Affiliate) and the Participant did not intend for the Participant to provide more than insignificant services for the Participating Company (or Affiliate), the Participant will be treated as having a Termination of Employment. The Participating Company (or Affiliate) and the Participant will not be treated as having intended for the

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            Participant to provide insignificant  services where the Participant continues to provide services as an Employee at an annual rate that is at least equal to 20 percent of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period) and the annual remuneration for such services is at least equal to 20 percent of the average annual remuneration earned during the final three full calendar years of employment (or, if less, such lesser period). If the Participant continues to provide services to the Participating Company (or Affiliate) in a capacity other than as an Employee, a Termination of Employment will not be deemed to have occurred if the Participant is providing services at an annual rate that is 50 percent or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is 50 percent or more of the annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period).
            For  this  purpose,   the  annual  rate  of  providing  services  is
            determined   based  upon  the  measurement  used  to  determine  the
            Participant's base compensation (for example, amounts of time required to earn salary, hourly wages, or payments for specific projects).

            Unforeseeable Emergency shall have the same meaning as Treasury Regulations ss. 1.409A-1(g)(3) ascribes to the term, to wit:

                  An Unforeseeable Emergency is a severe financial hardship of the Accountholder resulting from an illness or accident of the Accountholder, the Accountholder's spouse, or the Accountholder's dependent (as defined in Code Section 152(a)); loss of the Accountholder's property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, not as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Accountholder. For example, the imminent foreclosure of or eviction from the Accountholder's primary residence may constitute an Unforeseeable Emergency. In addition, the need to pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication, may constitute an Unforeseeable Emergency. Finally, the need to pay for the funeral expenses of a spouse or a dependent (as defined in Code Section 152(a)) may also constitute an Unforeseeable Emergency. Except as otherwise provided in this paragraph, the purchase of a home and the payment of college tuition are not Unforeseeable Emergencies.

                  Voluntary Indeterminable Payment Trigger means with respect to a Class and a Participant's Payment Subaccounts attributable to a Participant's Initial Deferral Election, an Indeterminable Payment Trigger that a Participant elected to apply to such Payment Subaccounts.

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      (f)   Definitions Dealing with Benefit Ownership

            Assignment means a Participant's written assignment of one or more Accounts, made in accordance with Section 13.2 and which is in substantially the form the Participating Company prescribes.

            Beneficiary Designation means, with respect to a Participant, the designation filed by the Accountholder with the Administrator and which is in substantially the form the Administrator prescribes.

            Gift means with respect to an Account the Accountholder's donative transfer of beneficial ownership of all or portion of the Account pursuant to Section 13.2.

      (g)   Definitions Dealing with Timing

            Business Day means any day on which the New York Stock Exchange is open for business.

            Effective Date with respect to the Plan is the date of the amendment and restatement of the Plan effective January 1, 2005.

            Registration means with respect to any transaction or event that requires action by the Participating Company or Accountholder as provided herein, a filing of such information in such form and providing such content as the Administrator prescribes. The term "register" shall be construed accordingly.

            Registration Cutoff Time means 4:00 pm each Business Day.

            Registration Date means, with respect to a Registration, the day preceding the day of the first Registration Cutoff Time that follows the Registration.

            Regular Payroll Dates means the dates on which the Participating Company pays regular Current Compensation. Currently, the Regular Payroll Dates are semi-monthly on the 15th and the last day of each calendar month.

                    ARTICLE 3. ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. An Employee (a) who is a member of the Participating Company's "select group of management or highly compensated employees," as defined in Sections 201(2), 301(a)(3) and 401(a) of ERISA, and (b) whom the Committee designates, shall be eligible to become a Participant in the Plan.

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3.2   Participation.  An Employee who is eligible to become a Participant  shall become a Participant upon the earlier of the following to occur: (a) the Participant's making of a Initial Deferral Election, or (b) the crediting of Participating Company Contributions to an Account of the Participant.

3.3   Duration  of   Participation.   A  Participant  shall  continue  to  be  a
      Participant until the Participant is no longer entitled to a Benefit.

3.4   Initial Deferral Elections

      (a) In General. With respect to any Class that permits Initial Deferral Elections, the Committee shall identify each Class Eligible Employee who may make Initial Deferral Elections under such Class. To defer Eligible Compensation, the election must be made before the Initial Deferral Election Deadline. A Initial Deferral Election may be changed by the Participant until the Registration Cutoff Time on the Initial Deferral Election Deadline, at which time the Initial Deferral Election becomes irrevocable. As provided in Treasury Regulations ss. 1.409A-2(a), a Initial Deferral Election is not considered revocable merely because the Participant has the right to make a Postponement Election as permitted under Treasury Regulations ss. 1.409A-2(b).

      (b) Evergreen Elections. The Participant has the right to specify that a Initial Deferral Election shall remain in effect until terminated or modified by the Participant. In such case, the election will be treated as made as of the date such election becomes irrevocable as to Eligible Compensation for services performed during the relevant Service Year. For example, if a Initial Deferral Election provides that the Participant will defer a set percentage of Calendar Year Eligible Compensation and such deferral will remain in effect until changed or revoked, but that as of each December 31 the election becomes irrevocable with respect to Calendar Year Eligible Compensation payable with respect to services performed in the immediately following Service Year, the Initial Deferral Election with respect to Calendar Year Eligible Compensation payable with respect to services performed in the immediately following Service
            Year will be deemed to have been made as of the December 31 upon which the election became irrevocable.

      (c) Minimum and Maximum. No Initial Deferral Election will be accepted if it will result, in the determination of the Committee, in Participant Deferrals for the Service Year that are less than the Minimum Annual Deferral Amount or more than the Maximum Annual Deferral Amount.

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3.5   Participating  Company  Contributions.  With  respect  to any  Class  that provides for Participating Company Contributions, the Committee shall identify each Class Eligible Employee who may receive such Participating Company Contributions.

              ARTICLE 4. CLASSES, ACCOUNTS AND PAYMENT SUBACCOUNTS

The Participating Company may establish such Classes as it deems advisable in the exercise of its discretion. The Participating Company shall establish and maintain an Account with respect to each Participant of a Class, and each Account shall consist of a Contribution Cascade Annuity. The Participating Company shall establish and maintain the appropriate Payment Subaccounts with respect to each Account.

                               ARTICLE 5. VESTING

Each Payment Subaccount's Vesting shall be determined according to the Vesting rules set forth in the Class Appendix applicable to such Payment Subaccount.

                             ARTICLE 6. ALLOCATIONS

6.1 The Security Menu. Each Class Appendix shall set forth the Security Menu for Payment Subaccounts of such Class. The Company has the right in its sole discretion to add and subtract Securities from the Security Menu from time to time. To add or subtract a Security, the Company shall notify the Administrator of the addition or subtraction, and of the effective date of the addition or subtraction. The Administrator shall promptly notify the Participants. If as of the effective date a Security is subtracted a Participant has an Allocation to such Security, then the amount so allocated shall be allocated according to the Initial Allocation Default.

6.2 The Allocator. Each Payment Subaccount shall always have at least one Allocator. A Payment Subaccount's Allocator can be the Participating Company or the Accountholder. A Payment Subaccount's Allocator can change upon the occurrence of a specified event. The Class Appendix that governs the Payment Subaccount shall set forth the Allocator rules for such Payment Subaccount.

6.3   Contribution Allocations

      (a) Each Contribution shall be allocated as set forth in the Accountholder's New Contribution Allocation Election. If there is no New Contribution Allocation Election in effect for a Contribution when the Contribution is made, then the Allocation for such Contribution shall be as set forth in the New Contribution Allocation Default.

      (b) An Allocator may make a New Contribution Allocation Election for Payment Subaccounts of a particular Class at any time, and as many

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            times as the Allocator  chooses.  Each New  Contribution  Allocation
            Election  for  a  Payment   Subaccount   shall   supersede  any  New
            Contribution Allocation Election previously registered for such Payment Subaccount.

6.4 Reallocations. The Allocator may make Reallocation Registrations for Payment Subaccounts of a particular Class, subject to whatever rules and procedures as the Administrator may establish from time to time.

                           ARTICLE 7. BENEFIT PAYMENTS

7.1 Benefits. Upon the occurrence of the Payment Trigger with respect to a Payment Subaccount, the Participating Company shall pay the Vested Balance of the Payment Subaccount on the Payment Date.

7.2   Postponement Elections

      (a) In General. Subject to Section 7.2(c) below, any Participant has the right at any time with respect to any future Fixed Date Payment Trigger to make a Postponement Election, provided such election is made before the Postponement Election Deadline applicable to the Fixed Date Payment Trigger that is the subject of the Postponement Election. A Postponement Election may be revoked by the Participant at any time until the Registration Cutoff Time on the Postponement Election Deadline, at which time the Postponement Election becomes irrevocable.

      (b)   [Reserved]

      (c)   Limit   on   Postponements.   Notwithstanding   the   foregoing,   a
            Postponement Election shall not be permitted under the following circumstances :

            (1) No Postponement Elections are permitted after the Severance or death of the Participant.

            (2)   If  the  Participant  incurs  a  Retirement,   a  Postponement
                  Election is not permitted if the Postponement Date would follow the Participant's 80th birthday.

7.3 Applicable Withholding. Whenever a Benefit Payment is made, all applicable withholding, including applicable fees and taxes, shall be made.

7.4   Trust

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      (a)   The Participating  Company shall maintain a Trust and shall transfer over to the Trust (i) amounts equal to the amount of the Participant Deferral Contributions and Participating Company Contributions, if any, credited to the Accounts of Participants (and such amounts shall be transferred within a reasonable period of time after such contributions are credited to such Accounts) and (ii) such other assets, if any, as the Administrator determines, from time to time and in its sole discretion, are appropriate. The Trust shall be a grantor trust for federal income tax purposes and its assets shall be available to the Participating Company's creditors in the event of the Participating Company's insolvency. The Trust shall qualify at all time as a "rabbi" trust for federal income tax purposes. The trustee of the Trust shall be an independent financial services company and after a Change in Control only the Administrator can remove and replace the trustee.

      (b) The provisions of the Plan shall govern the rights of Accountholders to receive Benefits. The provisions of the Trust shall govern the rights of Accountholders and the creditors of the Participating Companies to the assets transferred to the Trust. The Participating Company shall at all times remain liable to discharge its obligations under the Plan. The Participating Company's Benefit payment obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust. Any such distribution shall reduce the Participating Company's Benefit payment obligations under the Plan. Notwithstanding any provision in the Plan to the contrary, the Participating Company shall be liable only with respect to Benefits attributable to Contributions for services received by the Participating Company.

                           ARTICLE 8. LOCK IN PERIOD

8.1 Commencement of Lock In Period. Upon the occurrence of a Lock In Event, the Company may file a Lock In Event Registration with the Administrator, and the Administrator shall notify each Participant of the commencement of a Lock In Period. Upon the commencement of the Lock In Period, each Variable Payment Subaccount's Underlying Securities shall be reallocated according to the Initial Allocation Default, and such Allocation shall continue until the Lock In Period Cancellation, if any.

8.2 Cancellation of Lock In Period. The Lock in Period shall expire upon the Lock in Period Cancellation, which shall occur if and when the Company files with the Administrator a Lock In Period Cancellation Registration. The Administrator shall then notify each Participant of such Lock In Period Cancellation. Upon the cancellation of the Lock In Period, the Administrator shall reallocate each Variable Payment Subaccount's Underlying Securities according to the Allocator's Initial Allocation Election.

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                     ARTICLE 9. VALUATION AND RECORD KEEPING

9.1   Variable Payment Subaccounts

      (a) Daily Data. Each day and for each Variable Payment Subaccount, the Administrator shall calculate and record the following: (1) with respect to each Underlying Security, the number of Shares, the number of Unvested Shares, the number of Vested Shares, the Share Value, and the Security Classification, (2) any Cash Credit or Cash Debit; and (3) with respect to each Share the Share Hold Period.

      (b) Contributions. The Administrator shall register each Contribution. As of each Contribution Registration Date, the Administrator shall record the Contribution and shall make a Cash Credit to the appropriate Variable Payment Subaccount equal to the Contribution.

      (c) New Contribution Allocation. The Administrator shall convert the Cash Credit specified in Section 9.1(b) above to Share Additions with respect to each Underlying Security. First, the Administrator shall determine each Value of Underlying Security by multiplying the applicable New Contribution Allocation for each Underlying Security by the Cash Credit. Second, the Administrator shall determine the number of Shares of each Underlying Security by dividing each Value of Underlying Security by the Purchase Fair Market Value of each Underlying Security as of the Share Transaction Date for each Underlying Security. The Share Transaction Date shall be the first Liquidity Day following the Contribution Registration Date.

      (d)   Reallocations

            (1) (A) With respect to each Reallocation and as of the Reallocation Election Registration Date, the Administrator shall first identify each Underlying Security for which the requested Allocation is less than the actual Allocation as of the Reallocation Election Registration Date (the "Decreasing Securities"). Second, the Administrator shall determine the dollar value of each such requested lower Allocation by multiplying each such requested Allocation by the AVUS as of the Reallocation Election Registration Date. Third, the Administrator shall determine the dollar value by which each Decreasing Security is to decrease by subtracting from each such actual Value of Underlying Security as of the Reallocation Election Registration Date the requested Value of Underlying Security, as determined pursuant to the Second step. Fourth, the Administrator shall calculate and record the number of Shares of each such

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                  Decreasing  Security to be  subtracted  by dividing the dollar value of the  Decreasing  Security  reduction  (as  determined pursuant  to  the  Third  step)  by  the  Share  Value  of the
                  Decreasing   Security   as  of   the   Reallocation   Election
                  Registration Date. Fifth, the Administrator shall reduce the number of Shares of each Decreasing Security by the number determined pursuant to the Fourth step.

                  (B) As of the Share Transaction Date for the Share Subtraction, the Administrator shall calculate the Cash Credit attributable to the Share Subtraction determined pursuant to subparagraph (A) above. The Cash Credit attributable to an Share Subtraction shall equal the number of Shares subtracted multiplied by the Sale Fair Market Value as of the Share Transaction Date. The Share Transaction Date shall be the first Liquidity Day following the Reallocation Election Registration Date; provided, however, for any Share that is a Restricted Share, then the Share Transaction Date for such Share shall be the first Liquidity Day thereafter that the Share is not a Restricted Share.

            (2) As of the second Liquidity Day following the Reallocation Election Registration Date, the Administrator shall first identify each Underlying Security for which the requested
                  Allocation is more than the actual Allocation as of the Reallocation Election Registration Date (the "Increasing Securities"). Second, the Administrator shall determine the dollar value of each such requested higher Allocation by multiplying each such requested Allocation by the AVUS as of the Reallocation Election Registration Date. Third, the Administrator shall determine the dollar value by which each Increasing Security is to increase by subtracting from each such requested Value of Underlying Security as of the Reallocation Election Registration Date the actual Value of Underlying Security, as determined pursuant to the Second step. Fourth, the Administrator shall calculate, for each Increasing Security, the ratio of the tentative dollar value of the Increasing Securities to be added (as calculated pursuant to the Third step) to the aggregate of the tentative dollar values of the Increasing Securities to be added. Fifth, the Administrator shall calculate, with respect to each such Increasing Security, the dollar value of the Shares to be added by multiplying the ratio determined pursuant to the Fourth step by the Cash Credit from the Share Subtractions determined pursuant to subparagraph (ii) above. Sixth, the Administrator shall determine, with respect to each Increasing Security, the number of Shares to add by dividing the dollar value of the addition (as determined pursuant to the Fifth step) by the Purchase Fair Market Value of the Shares as of the Share Transaction Date. The Share Transaction

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                  Date  shall  be  the  second   Liquidity   Day  following  the
                  Reallocation Election Registration Date.

      (e) Share Distributions. For purposes of calculating Share Additions attributable to Cash Dividends and Share Dividends, and calculating Share Additions and Share Subtractions attributable to Recapitalizations, the Administrator shall make the same additions and subtractions that the Accountholder would realize if the Underlying Security Share subject to the Cash Dividend, Share Dividend or Recapitalization were an actual Share.

            (1) Cash Dividends and Reinvestments. With respect to each Underlying Security Share that is an Underlying Security as of the Cash Dividend record date and which did not become an Underlying Security on or after the ex-dividend date, the Administrator shall record a Cash Credit equal to the Cash Dividend. As of the Cash Dividend payment date, the Administrator shall make a Share Addition to the Underlying Security (as if the Underlying Security Shares were actual shares). The Administrator shall calculate the number of Shares to add by dividing the Cash Credit by the Purchase Fair Market Value of the Underlying Security as of the Share Transaction Date. The Share Transaction Date shall be the Cash Dividend payment date.

            (2) Share Dividends. With respect to each Underlying Security Share that is an Underlying Security as of the Share Dividend record date and which did not become an Underlying Security on or after the ex-dividend date, the Administrator shall record a Share Dividend. As of the Share Dividend payment date, the Administrator shall make a Share Addition to the Underlying Security equal to the number of Shares included in the Share Dividend (as if the Underlying Security Shares were actual shares).

            (3)   Recapitalizations.  With respect to each  Underlying  Security
                  Share that is an Underlying Security as of the Recapitalization record date and which did not become an Underlying Security on or after the ex-dividend date, the
                  Administrator shall record a Recapitalization. As of the Recapitalization payment date, the Administrator shall make a Share Subtraction and a Share Addition to the Underlying Security equal to the number of Shares cancelled and issued pursuant to the Recapitalization (as if the Underlying Security Shares were actual shares).

            (4) Interest. With respect to each Underlying Security Share that is an Underlying Security as of the Interest record date, the Administrator

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                  shall record a Cash Credit equal to the Interest  payable with respect to such Share. As of the Interest payment date, the Administrator shall make a Share Addition according to the Initial Allocation Default. The Administrator shall calculate the number of Shares to add by dividing the Cash Credit by the Purchase Fair Market Value of the Underlying Securities included in the Initial Allocation Default as of the Share Transaction Date. The Share Transaction Date shall be the Interest payment date.

      (f)   Benefit Payments

            (1) As of each Benefit Payment Date, the Administrator shall calculate the Benefit Payment, register the Benefit Payment and make Share Subtractions from the Variable Payment Subaccount.

            (2) As of the Share Transaction Date, the Administrator shall calculate the Share Subtraction from each Underlying Security as follows. Share Subtractions shall be made according to the Security Hierarchy, where the Share Subtraction is made first from the Tier 1 Underlying Security Allocation and, if such Allocation is insufficient to cover the Benefit Payment, then from the Tier 2 Allocation and so on until the Benefit Payment is satisfied.

            (3) In calculating the number of Shares to subtract, the Administrator shall divide the Benefit Payment by the Shares' Sale Fair Market Value as of the Share Transaction Date. The Share Transaction Date shall be the Benefit Payment Registration Date; provided, however, if such date is not a Liquidity Day for any Share subject to a Share Subtraction, then the Share Transaction Date for such Share shall be the first Liquidity Day thereafter.

      (g)   Vesting and Forfeiture

            (1) Each day and with respect to each Variable Payment Subaccount, the Administrator shall determine and record the Payment Subaccount's Vested Percentage based on the data provided by the Participating Company. The Participating Company shall be responsible for providing the Administrator, in such form, as the Administrator requires, information that is required to determine the Vested Percentage.

            (2) Upon each Contribution Registration Date the Administrator shall determine the amount of the resulting Cash Credit that is Vested by multiplying the Cash Credit by the Payment Subaccount's Vested Percentage. Second, the Administrator shall determine the

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                  unvested  Cash  Credit by  subtracting  the Vested Cash Credit from the total Cash Credit.

            (3) Any Cash Credit resulting from a Share Subtraction of a Vested Share shall be a Vested Cash Credit. Any Cash Credit resulting from a Share Subtraction of an Unvested Share shall be an Unvested Cash Credit.

            (4) Any Share Addition resulting from the Allocation of a Vested Cash Credit shall be a Vested Share. Any Share Addition resulting from the Allocation of an Unvested Cash Credit shall be an Unvested Share.

            (5) Any Cash Dividends, Share Dividends, Recapitalizations or Interest attributable to a Vested Share (or portion thereof) shall be Vested. Any Cash Dividends, Share Dividends, Recapitalizations or Interest attributable to an Unvested Share (or portion thereof) shall be Unvested.

            (6) Upon each Vesting Increase date, the Administrator shall determine the number of Unvested Shares of each Underlying Security to recategorize as Vested Shares, and the amount of Unvested Cash Credit to recategorize as Vested Cash Credit.

                  To calculate the number of Unvested Shares to recategorize, the Administrator shall multiply the number of Unvested Shares by a fraction, the numerator of which is the Vested Percentage minus the Vested Percentage immediately before the increase, and the denominator of which is the reciprocal of the Vested Percentage immediately before the increase.

                  To calculate the amount of Unvested Cash Credit to recategorize, the Administrator shall multiply the Unvested Cash Credit by a fraction, the numerator of which is the Vested Percentage minus the Vested Percentage immediately before the increase, and the denominator of which is the reciprocal of the Vested Percentage immediately before the increase.

            (7) Upon a Termination of Employment that causes a Forfeiture, the Administrator shall cancel (i) all the Payment Subaccount's Underlying Securities that consist of Unvested Shares, and
                  (ii) all the Payment Subaccount's Unvested Cash Credit.

      (h)   Administration Fees

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            (1)   As of each Fee Adjustment Date, the  Administrator  shall make an Administration Fee Registration. As of the Registration Date, the Administrator shall calculate and record the fee that is due, and make Share Subtractions from each Underlying
                  Security  as  follows.   Share   Subtractions  shall  be  made
                  according   to  the  Security   Hierarchy,   where  the  Share
                  Subtraction is made first from the Tier 1 Underlying Security Allocation and, if such Allocation is insufficient to cover the expense, then from the Tier 2 Allocation and so on until the expense is satisfied. All such expenses shall be processed by first estimating the number of Shares to subtract to produce the amount of expense due. Such estimate is based on the last Share Value. The actual expense proceeds will be based on the next Share Value. As a result, the actual expense proceeds may be more or less than the amount due.

            (2) In calculating the number of Shares to subtract, the Administrator shall divide the expense due by the Shares' Sale Fair Market Value as of the Share Transaction Date. The Share Transaction Date shall be the Registration Date; provided, however, if such date is not a Liquidity Day for any Share subject to a Share Subtraction, then the Share Transaction Date for such Share shall be the first Liquidity Day thereafter.

      (j) Reallocation Fee. Upon each Share Subtraction of an Underlying Security that is subject to a Reallocation Fee, the Administrator shall make a Reallocation Fee Registration. As of the Registration Date, the Administrator shall calculate and record the fee that is due and make a Cash Debit equal to the fee that is due. The Reallocation Fee shall be calculated by multiplying the Reallocation Ratio by the VUS of the Shares subject to the Share Subtraction as of the Share Transaction Date. The Share Transaction Date shall be the Registration Date; provided, however, if such date is not a Liquidity Day for any Share subject to a Share Subtraction, then the Share Transaction Date for such Share shall be the first Liquidity Day thereafter.

      (k) Benefit Payment Fee. Upon each Share Subtraction of an Underlying Security that is subject to a Payment Fee, the Administrator shall make a Payment Fee Registration. As of the Registration Date, the Administrator shall calculate and record the fee that is due and make a Cash Debit equal to the fee that is due. The Payment Fee shall be calculated by multiplying the Payment Ratio by the VUS of the Shares subject to the Share Subtraction as of the Share Transaction Date. The Share Transaction Date shall be the
            Registration Date; provided, however, if such date is not a Liquidity Day for any Share subject to a Share

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            Subtraction, then the Share Transaction Date for such Share shall be the first Liquidity Day thereafter.

      (l) Allocator. With respect to each Payment Subaccount and for each day, the Administrator shall record the identity of the Payment Subaccount's Allocator. The Company shall be responsible for registering with the Administrator any change in a Participant's employment status that affects the identity of the Allocator.

9.2   Fixed Income Payment Subaccounts

      (a) Daily Data. Each day and for each Fixed Income Payment Subaccount, the Administrator shall calculate and record the following: (1) Balance, (2) Unvested Balance, and (3) Vested Balance.

      (b) Contributions. The Administrator shall register each Contribution. As of each Contribution Registration Date, the Administrator shall record the Contribution and shall make a Cash Credit to the appropriate Fixed Income Payment Subaccount equal to the Contribution.

      (c) Earnings. Each day and for each Fixed Income Payment Subaccount the Administrator shall make a Cash Credit calculated based on the Fixed Income Rate.

      (d) Benefit Payments. As of each Benefit Payment Date, the Administrator shall calculate the Benefit Payment, register the Benefit Payment and make Cash Debits equal to the Benefit Payments.

      (e)   Vesting and Forfeiture

            (1) Each day and with respect to each Fixed Income Payment Subaccount, the Administrator shall determine and record the Payment Subaccount's Vested Percentage based on the data provided by the Participating Company. The Participating Company shall be responsible for providing the Administrator, in such form, as the Administrator requires, information that is required to determine the Vested Percentage.

            (2) Upon each Contribution Registration Date the Administrator shall determine the amount of the resulting Cash Credit that is Vested by multiplying the Cash Credit by the Payment Subaccount's Vested Percentage. Second, the Administrator shall determine the unvested Cash Credit by subtracting the Vested Cash Credit from the total Cash Credit.

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            (3)   Upon each Earnings credit,  the Administrator  shall determine the amount of the resulting Cash Credit that is Vested by multiplying the Cash Credit by the ratio of the Vested Balance to the Unvested Balance.

            (4) Upon each Vesting Increase date, the Administrator shall determine the amount of Unvested Cash Credit to recategorize as Vested Cash Credit. To calculate the amount of Unvested Cash Credit to recategorize, the Administrator shall multiply the Unvested Cash Credit by a fraction, the numerator of which is the Vested Percentage minus the Vested Percentage immediately before the increase, and the denominator of which is the reciprocal of the Vested Percentage immediately before the increase.

            (5) Upon a Termination of Employment that causes a Forfeiture, the Administrator shall cancel (i) all the Payment Subaccount's Underlying Securities that consist of Unvested Shares, and
                  (ii) all the Payment Subaccount's Unvested Cash Credit.

      (f) Administration Fees. As of each Fee Adjustment Date, the Administrator shall make an Administration Fee Registration. As of the Registration Date, the Administrator shall calculate and record the fee that is due, and make a Cash Debit equal to the fee.

                     ARTICLE 10. ADMINISTRATION OF THE PLAN

10.1 The Committee. The Committee shall serve as the Administrator. Members of the Committee may be Accountholders. Any Committee member must recuse himself or herself on any matter of personal interest to such member that comes before the Committee.

10.2 Powers and Duties of the Administrator. The Administrator shall have general responsibility for the administration of the Plan (including but not limited to complying with reporting and disclosure requirements, and establishing and maintaining Plan records). The Administrator shall also have the discretion and authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including but not limited to, interpretations of this Plan and entitlement to or amount of benefits under this Plan, as may arise in connection with the Plan. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

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10.3  Agents. The Administrator may engage such legal counsel,  certified public accountants and other advisers and Service Providers, who may be advisers or Service Providers for the Participating Company or an Affiliate, and make use of such agents and clerical or other personnel, as it shall require or may deem advisable for purposes of the Plan.

      The Administrator may rely upon the written opinion of any legal counsel or accountants engaged by the Administrator, and may delegate to any such agent or to any other Person its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Administrator.

10.5 Service of Process. The Secretary of the Company or such other person designated by the Company shall be the agent for service of process under the Plan.

10.6 Indemnity. All Participating Companies shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses, or liabilities arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct by the Committee or any of its members.

10.7 Participating Company Information. To enable the Administrator to perform its functions, each Participating Company shall supply full and timely information to the Administrator on all matters relating to the compensation of its Participants, the date and circumstances of the Termination of Employment or death of its Participants, and such other pertinent information as the Committee may reasonably require.

                    ARTICLE 11. DESIGNATION OF BENEFICIARIES

11.1 Beneficiary Designation. Every Accountholder shall file with the Administrator a Beneficiary Designation of one or more Designated Beneficiaries who shall be entitled to become the Accountholder of Payment Subaccounts held by the Accountholder upon the Accountholder's death. An Accountholder may from time to time revoke or change such Designated Beneficiary without the consent of any Designated Beneficiary by filing a new designation with the Administrator. The last such designation received by the Administrator shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrator prior to the Accountholder's death, and in no event shall it be effective as of any date prior to such receipt. All decisions of the Administrator concerning the effectiveness of any Designated

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      Beneficiary  designation,  and the identity of any Designated Beneficiary, shall be final.

11.2 Failure to Designate Beneficiary. If no Designated Beneficiary designation is in effect at the time of an Accountholder's death, the Payment Subaccounts, if any, held by the Accountholder at the Accountholder's death shall be transferred to the Accountholder's Surviving Spouse, if any, or if the Accountholder has no Surviving Spouse, to the Accountholder's estate. If the Administrator is in doubt as to the right of any Person to receive such Payment Subaccounts, the Administrator may withhold payment of the Payment Subaccount Benefits, without liability for any interest thereon, until the rights thereto are determined, or the Administrator may cause the Participating Company to pay any such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Participating Company therefore.

                ARTICLE 12. AMENDMENT OR TERMINATION OF THE PLAN

12.1 Right to Amend or Terminate Plan. The Company reserves the right at any time to amend or terminate the Plan, in whole or in part, and for any reason and without the consent of any Participant or Beneficiary; provided, however, in no event shall an amendment or termination of the Plan reduce the amount of any Participant's vested Benefits that existed under the Plan prior to the date of such amendment or termination.

12.2 Notice. Notice of any amendment or termination of the Plan shall be given by the Company to the Participants.

                 ARTICLE 13. GENERAL PROVISIONS AND LIMITATIONS

13.1  No Funding Created

      Except to the extent expressly provided in Section 7.4:

      (a) The obligations of the Participating Company to make payments hereunder shall constitute a liability of the Participating Company to Accountholders. Such payments shall be made from the general funds of the Participating Company. The rights and claims of an Accountholder to a Benefit provided hereunder shall have no greater or higher status than the rights and claims of any other general, unsecured creditor of the Participating Company. The Plan is unfunded. Accordingly, nothing in the Plan shall be deemed to create
            (i) a trust of any kind (regardless of whether the Participating Company chooses to finance its obligations and liabilities with respect to the Plan through a grantor trust or similar arrangement such as the Trust), (ii) any interest by an Accountholder in any assets or property of the Participating Company or (iii) any fiduciary relationship between the Participating Company and any Accountholder.

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      (b)   The Participating  Company has no obligation to set aside any assets for the purpose of informally funding or providing a source of payment of benefits under this Plan.

      (c) The Participating Company's Benefit obligations are limited to the payment of Benefits with respect to Contributions made for services the Participating Company receives. The Participating Company shall have no Benefit obligations with respect to Contributions made under this Plan for services received by other Participating Companies.

13.2  Nonalienation

      (a) Subject to subsection (b) of this Section 13.2, no Benefit, interest, expectancy, payment, claim or right of any Accountholder under the Plan shall be (a) subject in any manner to any claims of any creditor of the Accountholder, subject to the debts, contracts, liabilities or torts of the Accountholder or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any Person shall attempt to take any action contrary to this Section, such action shall be null and void and of no effect, and the Participating Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof.

      (b) Notwithstanding subsection (a) of this Section 13.2, an Accountholder may at any time prior to death assign future Benefits to the Accountholder's spouse, lineal descendants, a trust for the benefit of the Accountholder, the Accountholder's spouse or lineal descendants, or such other entity as the Participating Company approves. The Accountholder may also assign a future Benefit to a tax-exempt entity as defined in Code Section 501(c)(3). Notwithstanding the foregoing, such an assignment shall be permitted only if (i) the Accountholder is 100% Vested in the Payment Subaccount, and (ii) the Accountholder receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Accountholder and a copy delivered to the Participating Company in advance of the effective date of the assignment. In the event of such an assignment, the assignee shall become the Transferee-Accountholder of the Payment Subaccount and shall be entitled to all the rights of the transferring Accountholder with respect to the assigned Payment Subaccount, and such Payment Subaccount shall continue to be subject to all of the terms, conditions and restrictions applicable to the Payment Subaccount, as set forth in the Plan.

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13.3  Binding Effect. Obligations incurred by the Participating Company pursuant to this Plan shall be binding upon and inure to the benefit of the Participating Company, its successors and assigns, and the Accountholders.

13.4 Merger or Consolidation. In the event of a merger or a consolidation by the Participating Company with another corporation, then and in such event the obligations and responsibilities of the Participating Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and Benefits of the Accountholders hereunder shall continue.

13.5 Participant's Representations and Warranties. Each Participant, as a condition precedent to participating in the Plan, represents and warrants to the Participating Company and the Administrator as follows:

      (a) The Participant understands that the Benefits may be considered securities that are subject to the Securities Act of 1933 (the "Securities Act"). The Participant recognizes that the Benefits have not been registered under the Securities Act or the securities act of any state, but that the Benefits have been granted to the Participant in reliance upon exemptions from the registration requirements thereof and that the Benefits being granted to the Participant are therefore "restricted securities." The Participant understands and agrees that, except as otherwise expressly provided for by the Plan the Participant (A) will not sell, offer for sale, transfer, pledge or hypothecate the Benefits and (B) will hold the Benefits for the Participant's own account for investment purposes only and not with a view to or in anticipation of or in connection with any resale, distribution or other disposition thereof.

      (b) The Participant affirms and acknowledges that neither the Participating Company nor the Administrator engage in the practice of law or accounting. The Participant further affirms that in electing to participate in the Plan the Participant has relied on the Participant's own tax and financial advisors and not on the Participating Company, the Administrator nor any of the employees, agents or representatives of the Participating Company or the Administrator. In that regard, no representative of the Participating Company or the Administrator has made any guarantee or representation upon which the Participant has relied or can rely concerning the possibility or probability of profit or loss or the realization of any tax benefits as a result of the Participant participating in the Plan or receiving or holding the Benefits.

      (c) The Participant has had full and ample opportunity to evaluate and assess the Plan and the Benefits and has been furnished with all information deemed necessary or appropriate by the Participant in connection therewith.

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13.6  Claims Procedure

      (a) Presentation of Claim. Any Accountholder (referred to below as a "Claimant") may deliver to the Administrator a written claim for a determination with respect to the Benefits payable to such Claimant. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within sixty (60) days after the Claimant receives such notice. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within one hundred eighty (180) days of the date on which the event that caused the claim to arise occurred.

      (b) Notification of Decision. The Administrator shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing but not later than ninety (90) days (one hundred eighty (180) days if the Administrator determines special circumstances apply):

            (1) That the Claimant's requested determination has been made, and that the claim has been allowed in full; or

            (2) That the Administrator has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial if the claim, or any part of it;

                  (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                  (iii) a description of any additional  material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                  (iv) an explanation of the claim review procedure set forth in Section 13.6(c) below.

      (c) Review of a Denied Claim. Within sixty (60) days after receiving a notice from the Administrator that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Benefits Review Committee a written request for a review of the denial of the claim. Thereafter, the Claimant (or the Claimant's duly authorized representative):

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            (1)   may review pertinent documents;

            (2)   may submit written comments or other documents;

            (3) may request a hearing, which the Benefits Review Committee, in its sole discretion, may grant; and

            (4) will be provided, upon request, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's claim.

            The Benefits Review Committee will provide a decision on review within sixty (60) days following the filing, or one hundred twenty
            (120) days if special circumstances exist.

      (d) Decision on Review. The Benefits Review Committee shall render its decision on review promptly, and not later than sixty (60) days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the decision must be rendered within one hundred twenty (120) days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

            (1)   specific reasons for the decision;

            (2) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

            (3) such other matters as the Benefits Review Committee deems relevant.

      (e) Legal Action. A Claimant's compliance with the foregoing provisions of this Section 13.6 is a mandatory prerequisite to a Claimant's right to commence any arbitration proceeding with respect to any claim for benefits under this Plan.

13.7 No Consequential Damages. Notwithstanding any provision in this Plan or any agreement to the contrary, the Participating Company shall not be liable to an Accountholder for any indirect, incidental, special or consequential damages (including without limitation any damages arising from lost profits) arising in connection with this Plan or any agreement, whether or not such damages were reasonably foreseeable.

13.8 Arbitration. Any claim or controversy between the Participating Company and an Accountholder which the parties are unable to resolve themselves, and which is not resolved through the claims procedure set forth in
      Section 13.6 above, including any claim arising out of a Participant's employment or the termination of that employment, and including any claim arising out of, connected with, or related to the formation, interpretation, performance, or breach of any provision of this Plan, and any claim or dispute as to whether a claim is subject to

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      arbitration,  shall be submitted to and resolved  exclusively by expedited binding arbitration by a single arbitrator in accordance with the following procedures:

      (a) In the event of a claim or controversy subject to this arbitration provision, the complaining party shall promptly send written notice to the other party identifying the matter in dispute and the proposed remedy. Following the giving of such notice, the parties shall meet and attempt in good faith to resolve the matter. In the event the parties are unable to resolve the matter within twenty one
            (21) days, the parties shall meet and attempt in good faith to select a single arbitrator acceptable to both parties. If a single arbitrator is not selected by mutual consent within ten (10) business days following the giving of the written notice of dispute, an arbitrator shall be selected from a list of nine persons each of whom shall be an attorney who is either engaged in the active practice of law or a recognized arbitrator and who, in either event, is experienced in serving as an arbitrator in disputes between employers and employees, which list shall be provided by the main office of either JAMS, the American Arbitration Association ("AAA") or the Federal Mediation and Conciliation Service located in or closest to Greenville County, South Carolina or such other office as to which the parties may agree. If, within three business days of the parties' receipt of such list, the parties are unable to agree upon an arbitrator from the list, then the parties shall each strike names alternatively from the list, with the first to strike being determined by the flip of a coin. After each party has had four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

      (b) Unless the parties agree otherwise, within sixty (60) days of the selection of the arbitrator, a hearing shall be conducted before such arbitrator at a time and a place in Greenville County, South Carolina agreed upon by the parties. In the event the parties are unable to agree upon the time or place of the arbitration, the time and place within Greenville County, South Carolina shall be designated by the arbitrator after consultation with the parties. Within thirty (30) days of the conclusion of the arbitration hearing, the arbitrator shall issue an award, accompanied by a written decision explaining the basis for the arbitrator's award.

      (c) In any arbitration hereunder, the Participating Company shall pay all administrative fees of the arbitration and all fees of the arbitrator, except that the Accountholder may, if he/she/it wishes, pay up to one-half of those amounts. Each party shall pay its own attorneys' fees, costs, and expenses, unless the arbitrator orders otherwise. The prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by

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            law, to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's compensation), expenses, and attorneys' fees. The arbitrator shall have no authority to add to or to modify this Plan, shall apply all applicable law, and shall have no lesser and no greater remedial authority than would a court of law resolving the same claim or controversy. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that it would be entitled to summary judgment if the matter had been pursued in court litigation. The parties shall be entitled to discovery as follows. Each party may take no more than three depositions. The Participating Company may
            depose  the  Accountholder   plus  two  other  witnesses,   and  the
            Accountholder may depose Company, within the meaning of Rule 30(b)(6) of the Federal Rules of Civil Procedure, plus two other witnesses. Each party may make such reasonable document discovery requests as are allowed in the discretion of the arbitrator.

      (d) The decision of the arbitrator shall be final, binding, and non-appealable, and may be enforced as a final judgment in any court of competent jurisdiction.

      (e) This arbitration provision of the Plan shall extend to claims against any parent, Subsidiary, or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, Accountholder, or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law or under this Plan.

      (f) Notwithstanding the foregoing, and unless otherwise agreed between the parties, either party may, in an appropriate matter, apply to a court for provisional relief, including a temporary restraining order or preliminary injunction, on the ground that the arbitration award to which the applicant may be entitled may be rendered ineffectual without provisional relief.

      (g) Any arbitration hereunder shall be conducted in accordance with the Federal Arbitration Act; provided, however, that, in the event of any inconsistency between the rules and procedures of the Act and the terms of this Plan, the terms of this Plan shall prevail.

      (h) If any of the provisions of this Section 13.8 are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this
            Section 13.8, and this Section 13.8 shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory

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            claims,  shall be  resolved by neutral,  binding  arbitration.  If a court should find that the provisions of this Section 13.8 are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

      (i) The parties do not agree to arbitrate any putative class action or any other representative action. The parties agree to arbitrate only the claim(s) of a single Accountholder.

13.9 Indemnification. To the maximum extent permitted by law, no officer, employee, manager, member, agent, affiliate of the Participating Company or an Affiliate, or any of such Persons' respective successors and assigns, shall be liable by reason of any contract or other instrument executed by such Person or on such Person's behalf in such Person's capacity as a representative of the Participating Company or the Affiliate, nor for any mistake of judgment made in good faith, and the Participating Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Participating Company's own assets), each such Person and each other officer, employee, or director of the Participating Company or the Affiliate who has any duty or power relating to the administration or interpretation of the Plan against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Participating Company) arising out of any act or omission to act in connection with the Plan unless arising out of such Person's own fraud or bad faith.

13.10 Entire Plan. The Plan document, and any written amendments thereto, contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

                 ARTICLE 14. WITHDRAWAL OF PARTICIPATING COMPANY

14.1 Withdrawal of Participating Company. The Participating Company (other than the Company) may withdraw from participation in the Plan by giving the Governing Body prior written notice approved by resolution by its board of directors or equivalent governing body specifying a withdrawal date, which shall be the last day of a month at least thirty (30) days subsequent to the date which notice is received by the Governing Body. The Participating Company shall withdraw from participating in the Plan if and when it ceases to be either a division of the Participating Company or an Affiliate. The Governing Body may require the Participating Company to withdraw from the Plan, as of any withdrawal date the Governing Body specifies.

14.2  Effect of Withdrawal. The Participating Company's withdrawal from the Plan

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      shall not in any way modify,  reduce or otherwise affect the Participating
      Company's obligations under the Plan, as such obligations are defined under the provisions of the Plan existing immediately before this withdrawal.

      Withdrawal from the Plan by any Participating Company shall not in any way affect any other Participating Company's participation in the Plan.

                            [SIGNATURES ON NEXT PAGE]

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THIS PLAN IS DULY EXECUTED by the Company's duly authorized officers this ______
day of_______, 200__.

                                           Safety Components International, Inc.


                                           By:
                                              ----------------------------------
                                                    President

Attest:

By
   ------------------------
            Secretary

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                        Appendix A - General Information

Company Data

         Name of Company:  Safety Components International, Inc.

         Address:          41 Stevens Street
                           Greenville, SC 29605

         Telephone:        864-240-7400

         Federal Tax Identification Number:  33-0596831

         Income Tax Year End:       ______________________________________

         Type of Business for Federal Tax Purposes (check only one)
                     |_|   Sole Proprietorship
                     |_|   Partnership
                     |_|   C Corporation
                     |_|   S Corporation
                     |_|   Tax Exempt Organization

         Type of Organization under State Law (check only one)
                     |_|   Sole Proprietorship
                     |_|   General Partnership
                     |_|   Limited Partnership
                     |_|   Limited Liability Company
                     |_|   Limited Liability Partnership
                     |_|   Corporation
                     |_|   Professional Corporation or Professional Association
                     |_|   Trust

         Jurisdiction of Organization:  Delaware

         Type of Business (describe): SIC Code 3714 - motor vehicle parts & accessories

Plan Data

         Plan Name: Safety Components International, Inc. Deferred Compensation Plan

         ERISA Plan Sequence No.: ___________________________________

         State Law to Apply:      South Carolina


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                            Appendix B - 409A Regime

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Enforceable Compensation
                                                           1.409A-1(b)(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                |
-----------------------------------------------------------------------------------------------------------------------------------
   |            |               |               |               |              |               |                |             |
--------  --------------  --------------  --------------- -------------  -------------  ---------------  --------------- ----------
Current    Customarily      Short-Term    Certain Equity-    Certain        Certain     Certain Foreign     Certain      Deferred
  Comp      Late-Paid        Deferrals      Based Comp    Transfers of    Arrangements    Arrangements   Separation Pay    Comp
1.409A-1       Comp       1.409A-1(b)(4)  1.409A-1(b)(5)   Restricted       between      1.409A-1(b)(8)   Arrangements   1.409A-1
(b)(1)    1.409A-1(b)(3)                                    Property        Partner-                      1.409A-1(b)(9)   (b)(1)
                                                          1.409A-1(b)(6)    ship and
                                                                            Partners
                                                                         1.409A-1(b)(7)
--------  --------------  --------------  --------------- -------------  -------------  ---------------  --------------- -----------
                                                                                                                              |
                                                                                                                              |
            ------------------------------------------------------------------------------------------------------------------
            |                                  |                                            |                               |
-------------------------  -------------------------------------------  ---------------------------------------------- -------------
      Qualified Plans               Certain Foreign Plans                   Certain Welfare Benefits                    Nonqualified
      1.409A-1(a)(2)                   1.409A-1(a)(3)                              1.409A-1(a)(5)                      Deferred Comp
o 401(a) plans             o Participation addressed by treaty          o Bona fide vacation leave, sick leave,           (NQDC)
o 403(a) annuity plans     o Participation by nonresident aliens and      compensatory time, disability pay             1.409A-1(a)
o 403(b) annuity plans       certain resident aliens in broad-based       and death benefit plans                      -------------
o 408(k) simplified          foreign retirement plan                    o 220 Archer Medical Savings Accounts, 223        |
  employee pensions        o Participation by U.S. citizens and           Health Savings Accounts or any other medical    |
o 408(p) simple              lawful permanent residents in broad-based    reimbursement arrangement under 105 & 106       |
  retirement accounts        foreign retirement plan                    ----------------------------------------------    |
o Voluntary 501(c)(18)     o Plans subject to a totalization                                                              |
  trusts                     agreement and similar plans                                                                  |
o Eligible 457(b) plans    o Participation by nonresident alien --                                                        |
o 415(m) plans               de minimis amounts                                                                           |
-------------------------  -------------------------------------------                                                    |
                                                                                                       --------------------
                                                                                                       |                  |
                                                                                                    --------          --------
                                                                                                      409A-             409A-
                                              ----------------------------------------------------   Covered           Exempt
                                              |                                                        NQDC              NQDC
                                              |                                                     --------          --------
                                              |                                                                              |
          -------------------------------------------------------------------                          ----------------------
          |                    |                     |                       |                         |                   |
--------------------  --------------------  --------------------    --------------------          --------------     --------------
   Account Balance    Non-Account Balance      Separation Pay         Equity-Based and             Accrual Basis      Independent
        Plans                Plans                 Plans                 Other Plans                 Taxpayers        Contractors
1.409A-1(c)(2)(i)(A)  1.409A-1(c)(2)(i)(B)  1.409A-1(c)(2)(i)(C)    1.409A-1(c)(2)(i)(D)          1.409A-1(f)(2)     1.409A-1(f)(3)
--------------------  --------------------  --------------------    --------------------          --------------     --------------

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                            Appendix B - 409A Regime

                     Appendix C - 409A Transition Elections

Notwithstanding  any  provision  of the Plan to the contrary but subject to Code
Section 409A and the 409A Regulations:

      1. Participants may cancel, in part of in whole, a deferral election with respect to amounts deferred under the Plan after December 31, 2004 and subject to Code Section 409A in accordance with such procedures as may be established by the Administrator. Such cancellation may be made with respect to elective or nonelective deferred compensation. No cancellation election shall be effective unless it is received by the Administrator not later than December 31, 2005. Amounts subject to the cancellation shall be included in the Participant's income in the taxable year in which the amounts are earned and vested.

      2.    With respect to amounts  deferred under the Plan and subject to Code
            Section 409A, Participants may make a new payment election with respect to amounts deferred prior to the election in accordance with such procedures as may be established by the Administrator. No such election shall be effective unless it is received by the Administrator not later than December 31, 2006, and a Participant may not in calendar year 2006 make a new payment election with respect to amounts payable under the Plan in 2006 or cause any payments under the Plan to be made in 2006 that would not otherwise be payable in 2006.

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Salary Deferral Cascade Class Appendix

I.    Contributions

      A. Participant Deferral Contributions: Any Class Eligible Employee may make an Initial Deferral Election to forgo Calendar Year Eligible Compensation consisting of salary, and receive in exchange therefore Participant Deferral Contributions equal to the forgone salary.

      B.    Maximum Annual Deferral Amount: 100%

      C.    Minimum Annual Deferral Amount: $200

II.   Contribution Cascade Annuity Variables

      A.    Fixed Date Payment Triggers

            1. Payment Commencement Date: Last day of first calendar quarter in second calendar year following the Service Year

            2.    Payment Frequency: Quarterly

            3.    Payment Number: 20

      B.    Indeterminable Payment Trigger Override

            1.    Mandatory Indeterminable Payment Triggers:

                  a.    Pre-Separation Death

                  b.    Post-Separation Death

                  c.    Severance

            2.    Voluntary Indeterminable Payment Triggers:

                  a.    Change in Control

                  b.    Retirement

            Notwithstanding the foregoing, if with respect to a Benefit Payment a Participant timely elects one or more Voluntary Indeterminable Payment Triggers, the Participant may at any time elect to revoke and cancel any such Voluntary Payment Trigger. Such revocation election shall be effective, however, only if it is made at least 12 months prior to the occurrence of the Voluntary Payment Trigger that the Participant wishes to revoke and cancel.

III.  Vesting and Forfeiture: 100% Vested at all times

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IV.   Earnings:

      A.    Payment Subaccount Type: Variable

      B.    Allocator: Accountholder

      C.    Security Menu: see next page


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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Benefit
                                                                                                           Payment
                                        Liquidity     New Contribution     Administration  Reallocation      Fee       Security
  Security    CUSIP    Symbol   Class     Days       Allocation Default       Fee Ratio      Fee Ratio      Ratio   Classification
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

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                      Bonus Deferral Cascade Class Appendix

I.    Contributions

      A. Participant Deferral Contributions: Any Class Eligible Employee may make an Initial Deferral Election to forgo Calendar Year Eligible Compensation consisting of bonuses, and receive in exchange therefore Participant Deferral Contributions equal to the forgone bonuses.

      B.    Maximum Annual Deferral Amount: 100%

      C.    Minimum Annual Deferral Amount: $2,000

II.   Contribution Cascade Annuity Variables

      A.    Fixed Date Payment Triggers

            1. Payment Commencement Date: Last day of first calendar quarter in second calendar year following the Service Year

            2.    Payment Frequency: Quarterly

            3.    Payment Number: 20

      B.    Indeterminable Payment Trigger Override

            1.    Mandatory Indeterminable Payment Triggers:

                  a.    Pre-Separation Death

                  b.    Post-Separation Death

                  c.    Severance

            2.    Voluntary Indeterminable Payment Triggers:

            a.    Change in Control

            b.    Retirement

            Notwithstanding the foregoing, if with respect to a Benefit Payment a Participant timely elects one or more Voluntary Indeterminable Payment Triggers, the Participant may at any time elect to revoke and cancel any such Voluntary Payment Trigger. Such revocation election shall be effective, however, only if it is made at least 12 months prior to the occurrence of the Voluntary Payment Trigger that the Participant wishes to revoke and cancel.

III.  Vesting and Forfeiture: 100% Vested at all times

IV.   Earnings:

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      A.    Payment Subaccount Type: Variable

      B.    Allocator: Accountholder

      C.    Security Menu: see next page

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Benefit
                                                                                                           Payment
                                        Liquidity     New Contribution     Administration  Reallocation      Fee       Security
  Security    CUSIP    Symbol   Class     Days       Allocation Default       Fee Ratio      Fee Ratio      Ratio   Classification
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

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                     Salary Deferral Lump Sum Class Appendix

I.    Contributions

      A. Participant Deferral Contributions: Any Class Eligible Employee may make an Initial Deferral Election to forgo Calendar Year Eligible Compensation consisting of salary, and receive in exchange therefore Participant Deferral Contributions equal to the forgone salary.

      B.    Maximum Annual Deferral Amount: 100%

      C.    Minimum Annual Deferral Amount: $200

II.   Lump Sum Payment

      A.    Fixed Date Payment Trigger

            1. Payment Date: The Payment Date with respect to Benefits attributable to Contributions for a Service Year shall be the date the Participant specifies in the Initial Deferral Election

            2. Payment Method: The Benefits attributable to Contributions for a Service Year shall be paid on the Payment Date in a Lump Sum

      B.    Indeterminable Payment Trigger Override

            1.    Mandatory Indeterminable Payment Triggers:

                  a.    Pre-Separation Death

                  b.    Post-Separation Death

                  c.    Severance

            2.    Voluntary Indeterminable Payment Triggers:

                  a.    Change in Control

                  b.    Retirement

            Notwithstanding the foregoing, if with respect to a Benefit Payment a Participant timely elects one or more Voluntary Indeterminable Payment Triggers, the Participant may at any time elect to revoke and cancel any such Voluntary Payment Trigger. Such revocation election shall be effective, however, only if it is made at least 12 months prior to the occurrence of the Voluntary Payment Trigger that the Participant wishes to revoke and cancel.

III.  Vesting and Forfeiture: 100% Vested at all times

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IV.   Earnings:

      A.    Payment Subaccount Type: Variable

      B.    Allocator: Accountholder

      C.    Security Menu: see next page

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Benefit
                                                                                                           Payment
                                        Liquidity     New Contribution     Administration  Reallocation      Fee       Security
  Security    CUSIP    Symbol   Class     Days       Allocation Default       Fee Ratio      Fee Ratio      Ratio   Classification
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

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                     Bonus Deferral Lump Sum Class Appendix

I.    Contributions

      A. Participant Deferral Contributions: Any Class Eligible Employee may make an Initial Deferral Election to forgo Calendar Year Eligible Compensation consisting of bonuses, and receive in exchange therefore Participant Deferral Contributions equal to the forgone bonuses.

      B.    Maximum Annual Deferral Amount: 100%

      C.    Minimum Annual Deferral Amount: $2,000

II.   Lump Sum Payment

      A.    Fixed Date Payment Trigger

            1. Payment Date: The Payment Date with respect to Benefits attributable to Contributions for a Service Year shall be the date the Participant specifies in the Initial Deferral Election

            2. Payment Method: The Benefits attributable to Contributions for a Service Year shall be paid on the Payment Date in a Lump Sum

      B.    Indeterminable Payment Trigger Override

            1.    Mandatory Indeterminable Payment Triggers:

                  a.    Pre-Separation Death

                  b.    Post-Separation Death

                  c.    Severance

            2.    Voluntary Indeterminable Payment Triggers:

                  a.    Change in Control

                  b.    Retirement

            Notwithstanding the foregoing, if with respect to a Benefit Payment a Participant timely elects one or more Voluntary Indeterminable Payment Triggers, the Participant may at any time elect to revoke and cancel any such Voluntary Payment Trigger. Such revocation election shall be effective, however, only if it is made at least 12 months prior to the occurrence of the Voluntary Payment Trigger that the Participant wishes to revoke and cancel.

III.  Vesting and Forfeiture: 100% Vested at all times

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IV.   Earnings:

      A.    Payment Subaccount Type: Variable

      B.    Allocator: Accountholder

      C.    Security Menu: see next page

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
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Benefit
                                                                                                           Payment
                                        Liquidity     New Contribution     Administration  Reallocation      Fee       Security
  Security    CUSIP    Symbol   Class     Days       Allocation Default       Fee Ratio      Fee Ratio      Ratio   Classification
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

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                                    Exhibit A
                            Initial Deferral Election

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                                    Exhibit B
                              Postponement Election


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